THE MASTERS' SELECT FUNDS


               ANNUAL REPORT

               THE MASTERS' SELECT EQUITY FUND

               THE MASTERS' SELECT INTERNATIONAL FUND

               THE MASTERS' SELECT VALUE FUND



               DECEMBER 31, 2000







                       LITMAN/GREGORY FUND ADVISORS, LLC





                           www.mastersselectfunds.com

THE MASTERS' SELECT CONCEPT

In constructing the Masters' Select Funds, our goal was to design funds that would isolate the stock-picking skills of a group of highly regarded portfolio managers. To meet this objective, we designed the funds with both risk and return in mind, placing particular emphasis on the following factors:

1. First, only stock-pickers we believe to be exceptionally skilled were chosen to manage each fund's portfolio.

2. Second, and of equal importance, each stock-picker runs a very focused portfolio of not more than 15 of his or her favorite stocks. We believe that most stock-pickers have an unusually high level of conviction in only a small number of stocks and that a portfolio limited to these stocks will, on average, outperform (a more diversified portfolio) over a market cycle.

3. Third, even though each manager's portfolio is focused, we seek ways to diversify each of our funds. With the Equity and International Funds, we have done this by including managers with differing investment styles and market cap orientations. With the Value Fund, we have selected managers who each take unique approaches to assessing companies and defining value.

4. Finally, we believe that excessive asset growth results in diminished performance. We have committed to close each of the Masters' Select Funds to new investors at levels that we believe will preserve the managers' ability to effectively implement the "select" concept.

PORTFOLIO FIT

As with all equity funds, Masters' Select Funds are appropriate for investors with a long-term time horizon, who are willing to ride out occasional periods when the funds' net asset values decline. Within that context, we created the Masters' Select Equity and Masters' Select International Funds to be used as core equity and international fund holdings. We created Masters' Select Value Fund for investors who seek additional, dedicated value exposure in their portfolios. Although performance in each specific down market will vary, we purposely set the allocations to each manager with the objective of keeping risk about equal to the funds' overall benchmarks. In the end, the focus on the highest conviction stocks of a group of very distinguished managers with superior track records is what we believe makes the funds ideal portfolio holdings.

The Masters' Select Funds

[GRAPHIC]

CONTENTS

Letter to Shareholders                                                         2

Masters' Select Equity Fund
Equity Fund Review                                                             7
Interview: Dick Weiss                                                         12
Equity Fund Stock Highlights                                                  16
Equity Fund Schedule of Investments                                           20

Masters' Select International Fund
International Fund Review                                                     22
Interview: Helen Young Hayes                                                  26
International Fund Stock Highlights                                           30
International Fund Schedule of Investments                                    34

Masters' Select Value Fund
Value Fund Review                                                             36
Interview: Bill Nygren                                                        39
Value Fund Stock Highlights                                                   42
Value Fund Schedule of Investments                                            44

Statements of Assets and Liabilities                                          46

Statements of Operations                                                      47

Statement of Changes in Net Assets
Equity Fund                                                                   48
International Fund                                                            49
Value Fund                                                                    50

Financial Highlights
Equity Fund                                                                   51
International Fund                                                            52
Value Fund                                                                    53

Notes to Financial Statements                                                 54

Report of Independent Accountants                                             60

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Masters' Select Funds.

Past performance is not a guarantee of future results. Share price and returns will fluctuate, and investors may have a gain or loss when they redeem shares. Statements and other information in this report are dated and are subject to change. Litman/Gregory Fund Advisors, LLC has ultimate responsibility for the Funds' performance due to its responsibility to oversee its investment managers and recommend their hiring, termination and replacement.

DEAR FELLOW SHAREHOLDER,

The year 2000 was a bit of a reality check for investors. But in spite of declining stock prices, we view the year as a very gratifying one for the Masters' Select Funds. That is because even though returns were not particularly satisfying on an absolute basis, the full year performance of both Masters' Select Equity and Masters' Select International substantially exceeded their benchmarks.

It is our mission to deliver to our shareholders benchmark-beating LONG-TERM returns that are satisfying on BOTH an absolute and relative return basis. Good long-term records can be built by adding value in a variety of environments--and many investors learned in 2000 that value added in a mediocre investment climate is at least as valuable as value added in a hot market. We are very pleased that Masters' Select Equity and Masters' Select International have both outperformed their index benchmarks as well as their fund peer groups by clear margins, not only in 2000 but also over the full life of each fund. In addition, not only did the funds outperform their benchmarks in aggregate, but after taking into account all expenses, ALL ELEVEN OF THE MANAGERS IN THESE TWO FUNDS HAVE OUTPERFORMED THEIR BENCHMARKS DURING THEIR FULL TENURE AS SUBADVISORS.

We believe the long-term success of the funds can be attributed to two primary factors and two secondary factors:

PRIMARY FACTORS

*    The skill of our stock pickers

* The fact that each runs a concentrated portfolio of not more than 15 stocks that are representative of their highest conviction ideas

SECONDARY FACTORS

*    The funds' small asset base

* Our efforts to let our stock pickers know that we want to maximize long-term performance and are less concerned about short-term performance. We believe the absence of short-term performance pressure makes it easier for the managers to focus exclusively on extraordinary long-term opportunities regardless of the near-term question marks. The diversification inherent in the multi-manager structure lessens the impact of any single manager's poor performance over a short time period.

LESSONS IN 2000

The bursting of the technology and growth stock bubble in 2000 helped drive home some classic investing lessons that tend to be forgotten in the euphoria of hot market environments:

1. A stock's long-term value is a function of the underlying company's future earnings. Intelligent fundamental analysts who can identify companies whose stock prices do not accurately reflect their future earning power are likely to achieve stock-picking success over time. There was a period during the last few years when it seemed that technology

2 The Masters' Select Funds
     stocks were the only ones with a future, but rationality returned and fundamentally based investing proved itself--again. The "Masters" managing all our funds have a primary focus on fundamental investing--analyzing the value of each company given the magnitude and character of the earnings and the potential earning power of their assets.

2. Patience is also critical to investment success. It took patience over the last few years for investors who understood that many stocks were mispriced to wait for the market to realize their correct value. In the end more rational prices prevailed and investors who were patient were rewarded. Some of those who threw in the towel were whipsawed-missing much of the run-up but getting caught in the downdraft. We select managers for Masters who we believe take a long-term investment view, and we believe the funds' multi-manager structure makes it easier for the managers to invest with patience in search of excellent long-term returns.

3. To be patient requires the courage to think independently so as not to get caught up in the latest investment fad. This in turn requires self-confidence in the investor's own investment skill. The stock picker who has a highly disciplined decision-making process and is obsessive in his or her company research is more likely to be a confident, high-conviction investor, capable of thinking independently, recognizing the analytical flaws in the latest investment fad, and exhibiting patience to wait for the return to a clearer-thinking market. These are the type of stock pickers we look for and we believe we have working for you in the Masters' Select Funds.

4. With the S&P 500 dominating other equity asset classes for several years, investors began to question why they needed international exposure or small-cap exposure. In addition, because growth stocks were driving the S&P 500 during the period, many investors began to question why they should bother investing in anything other than technology stocks. But once again the benefits of portfolio diversification were underscored as investors were reminded that no equity market segment stays on top forever. By the end of 2000 value stocks had recaptured more than two years of growth stock outperformance. Masters' Select Equity has exposure to all equity asset classes. Masters' Select International has exposure to a variety of investment styles and market-caps within its foreign stock portfolio. Even Masters' Select Value offers diversification to managers with differing approaches to value stock selection (though this fund will not, on its own, deliver the overall level of diversification available via Masters' Select Equity).

                           ASSET CLASS PERFORMANCE RANKINGS DURING
                             MASTERS' SELECT EQUITY FUND'S LIFE
                           ---------------------------------------
                           1997        1998       1999       2000
                           ----        ----       ----       ----
Large-Cap Growth             1           1          1          4
Large-Cap Value              2           3          4          1
Small-Cap                    3           4          3          2
Foreign                      4           2          2          3


                                                                  Fund Summary 3

DEVELOPMENTS IN 2000

There were a number of developments during 2000 including:

1. The launch of our third fund based on the Masters' Select concept, Masters Select Value Fund, which opened on June 30. Morningstar, the fund tracking firm, referred to our manager group of Mason Hawkins, Bill Miller, Bill Nygren and Larry Sondike as a "dream team."

2. Expenses declined for all three funds. Masters' Select Equity's expenses were 1.24% for the full year, down slightly from 1.26% in 1999. Masters' Select International's expenses were 1.18% down from 1.29% in 1999. Expenses are not likely to decline significantly from current levels for either of these funds, but as assets grow there will be some additional expense reduction. Also, our management fee will decline as a percent of assets once the funds close, because we have agreed to cut the fee by 0.10% on assets above $750 million for Equity and above $1 billion for International (asset growth will continue after the closings from appreciation and new investment from the existing shareholder base). Masters' Select Value was launched at mid-year and because the fund is new and small, expenses have the potential to drop substantially as the fund grows. As of early 2001 expenses are accruing at 1.41%

3. Masters' Select Equity replaced Robert Sanborn, one of the managers, with Bill Miller. Though we were prepared to stick with Sanborn, there were a variety of concerns that arose out of his changing relationship with Harris Associates, the firm he worked for. The biggest issue was our suspicion that Sanborn was planning to leave the firm and that he would be pre-occupied with his long-term plans. By the end of the year he was, in fact, preparing to leave Harris. Our ability to replace Sanborn with Bill Miller, in our opinion one of the premier stock pickers around, was a major factor in this decision.

4. The Masters' Select Funds received quite a few positive mentions in the financial press during 2000.In addition to the stories mentioned in our semi-annual report, over the past few months there were positive stories in SMART MONEY (Death of the Expert), THE WALL STREET JOURNAL (A Core Fund of One's Own Adds Safety), KIPLINGERS' PERSONAL FINANCE (Meeting of the Minds) and MUTUAL FUNDS MAGAZINE (Four Kings). Moreover, fund tracker Morningstar named Masters' Select Value as one of two runners-up for Rookie Fund of the Year. And Morningstar Research Director John Rekenthaler named Masters' Select Value as his favorite new fund for 2000 in the USA TODAY'S Investment Outlook 2001. Early in 2001 Charles Schwab & Company named Masters' Select International to their SELECT LIST, which is based on performance, risk and cost screens.

We continue to have an extremely high level of confidence in the Masters' Select concept. If anything, the performance since we launched the first Masters' Select Fund has increased that confidence. We will continue to keep our eye on the ball and work

4 The Masters' Select Funds
     diligently to reward the confidence you have placed in the Masters' Select Funds. We believe the following factors will be key to our ability to meet this goal:

1. It is critical that our shareholders understand what our funds are about and have realistic expectations for their future performance. In this regard we believe the following points must be understood:

     * Masters' Select Equity and Masters' Select International are diversified by style and market-cap. Because of this diversification there will always be categories of funds that will out-return them in any given year. In a strong growth year Masters' Select Equity will probably underperform well-managed growth funds just like it will probably lag well-managed value funds in a strong value year. However, over many years one style is less likely to dominate. So we believe the stock-picking advantage we are attempting to capture via the structure of our funds will continue to prove itself over extended time periods leading to a continued superior long-term return record. Along the way we believe the diversification inherent in Equity and International will smooth out the ride somewhat.

     * All the Masters' Select portfolio managers make their investment decisions based on fundamental analysis and a long-term time horizon. Investors should have a similarly long time horizon. We are not interested in shareholders who are attempting to time the market or play short-term market moves with their Masters' Select shares. This is why all our funds have a 2% redemption fee for shares held less than 180 days. (The fee is paid to the fund for the benefit of the remaining shareholders.) We hope that our shareholders have researched our fund carefully and invested with the expectation of holding for many years. This will allow for a stable asset base that will make it easier for our managers to do their job well.

     * The global stock markets are unlikely to match the returns delivered over the past twenty years, during the next five years and longer. Many of the factors that drove stock returns to record levels during this period have played out. In our opinion, stocks are likely to deliver returns in the mid-single digits to low double-digits (annualized) over the next five to ten years. Individual year returns will fall in a far wider range. We believe these are likely to be fine returns relative to inflation, however they are likely to be disappointing to investors conditioned to expect more. The performance of the Masters' Select Funds will be partly a function of the investment climate they operate in. Our objective is to continue to beat our stock market benchmarks, but if benchmark returns are significantly lower than in the recent past, Masters' performance is also likely to be lower.

2. The quality of our stock pickers will obviously be a huge factor in our success. As always we will continue to closely monitor the stability in the underlying organizations and the attentiveness of the managers to their Masters mandate. We have an extremely high degree of confidence with respect to all our managers and their ability to effectively execute the concentrated, high conviction-stock strategy that is a hallmark of the Masters' Select Funds.


                                                                  Fund Summary 5

3. Our communications with you, our shareholders, is of utmost importance to us. We will continue to use our periodic reports and www.mastersselectfunds.com to keep you updated on developments with respect to your funds.

We thank you for your investment in the Masters' Select Funds and we look forward to continuing to share with you a positive long-term investment experience. Please see the following pages for specific comments on Masters' Select Equity, Masters' Select International and Masters' Select Value including stock profiles and manager interviews.

Sincerely,

/s/ Ken Gregory

Ken Gregory
President
Litman/Gregory Fund Advisors

6 The Masters' Select Funds

MASTERS' SELECT EQUITY

In a year when the Wilshire 5000 Index lost 10.90% of its value and our primary benchmark, the Custom Equity Index lost 7.90%, the positive 3.17% return delivered by Masters' Select Equity, though not exciting, looked quite good. And, given our long stated goal of delivering strong performance over a full market cycle, we are most gratified by the fund's performance since its inception. During its four-year life the Fund has handily beaten its benchmarks. It has even out-returned the S&P 500 during a period that has favored large-caps over more diversified portfolios like Masters' Select Equity. Relative to the Lipper Multi-Cap Core Index, the fund benchmark we believe is the best-fit comparison, Masters' Select Equity is a top quartile performer since inception, falling in the top 23% out of 228 funds. We believe there is significance to the longer-term return because it now reflects a period that is closer to a full market-cycle, given that it incorporates a variety of time periods, both positive and negative, for a range of equity styles and market-caps.

COMPARISON CHART

The value of a hypothetical $10,000 investment in the Master's Select Equity Fund from its inception (12/31/96) to present as compared with the Wilshire 5000 Index, the Lipper Multi-Cap Core Index and the Custom Equity Index(2).

            MASTERS' SELECT                            LIPPER MULTI-CAP
             EQUITY FUND       WILSHIRE 5000 INDEX      CORE FUND INDEX    CUSTOM EQUITY INDEX
             -----------       -------------------      ---------------    -------------------
12/96          10,000               10,000                  10,000               10,000
01/97          10,290               10,535                  10,474               10,443
02/97          10,320               10,530                  10,443               10,466
03/97          9,860                10,065                  10,057               10,070
04/97          10,210               10,504                  10,405               10,502
05/97          10,920               11,248                  11,107               11,251
06/97          11,530               11,765                  11,526               11,764
07/97          12,790               12,669                  12,402               12,547
08/97          12,500               12,193                  12,061               12,019
09/97          13,560               12,912                  12,724               12,724
10/97          12,850               12,482                  12,246               12,217
11/97          12,740               12,891                  12,454               12,584
12/97          12,911               13,129                  12,627               12,791
01/98          12,845               13,200                  12,698               12,908
02/98          13,925               14,161                  13,605               13,834
03/98          14,415               14,870                  14,243               14,486
04/98          15,081               15,047                  14,397               14,616
05/98          14,557               14,646                  14,002               14,275
06/98          14,732               15,160                  14,395               14,697
07/98          14,579               14,828                  14,102               14,364
08/98          11,850               12,518                  11,906               12,176
09/98          12,210               13,336                  12,471               12,873
10/98          13,140               14,328                  13,322               13,843
11/98          13,883               15,231                  14,036               14,647
12/98          14,834               16,205                  14,988               15,482
01/99          15,304               16,801                  15,485               15,971
02/99          14,572               16,192                  14,888               15,327
03/99          15,413               16,817                  15,358               15,868
04/99          16,955               17,623                  15,985               16,646
05/99          16,736               17,237                  15,806               16,340
06/99          18,059               18,129                  16,581               17,186
07/99          17,589               17,548                  16,216               16,767
08/99          17,304               17,385                  15,933               16,591
09/99          16,898               16,930                  15,536               16,290
10/99          17,365               18,007                  16,324               17,086
11/99          17,728               18,610                  16,850               17,592
12/99          18,758               20,023                  18,103               18,874
01/00          18,471               19,192                  17,589               18,030
02/00          18,354               19,622                  18,266               18,435
03/00          20,115               20,787                  19,437               19,526
04/00          19,880               19,704                  18,715               18,777
05/00          19,254               19,017                  18,065               18,243
06/00          19,867               19,855                  18,827               18,947
07/00          19,658               19,450                  18,533               18,536
08/00          21,067               20,862                  19,840               19,641
09/00          19,684               19,903                  18,929               18,704
10/00          19,632               19,481                  18,715               18,438
11/00          18,210               17,542                  17,121               16,972
12/00          19,353               17,842                  17,496               17,383

The hypothetical $10,000 investment at Fund inception includes changes in share price and reinvestment of dividends and capital gains. Indexes are unmanaged, do not incur fees, and cannot be invested directly.

                                                                  Fund Summary 7

INVESTMENT PERFORMANCE AS OF DECEMBER 31, 2000

                                                                   AVERAGE
                                                3 YEAR             ANNUAL
                                12 MONTH    AVERAGE ANNUAL      TOTAL RETURN
                                 RETURN      TOTAL RETURN     SINCE INCEPTION(1)
                                 ------      ------------     ------------------
MASTERS' SELECT EQUITY FUND       3.17%         14.45%              17.93%

CUSTOM EQUITY INDEX(2)           -7.90%         10.77%              14.81%

WILSHIRE 5000 INDEX(3)          -10.90%         10.76%              15.56%

LIPPER MULTI-CAP CORE FUND
  INDEX(4)                       -3.35%         11.48%              15.00%

Past performance is no guarantee of future results, and investors may have a gain or loss when they sell shares. Indexes are unmanaged, do not incur fees, and cannot be invested in directly.

1.   The inception date of the Masters' Select Equity Fund is December 31, 1996.

2. The Custom Equity Index is composed of a 70% weighting in the S&P 500 Index, a 20% weighting in the Russell 2000 Index, and a 10% weighting in the MSCI EAFE Index.

3. The Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available pricing data.

4. The Lipper Multi-Cap Core Fund Index measures the performance of the 30 largest mutual funds that invest in a variety of market capitalization ranges, without concentrating 75% or more of their equity assets in any one market capitalization range over an extended period of time.

The fund's performance in 2000 was driven by a combination of stock selection and the diversification structured into the fund, rather than any major industry shifts.

In addition to the aggregate performance of Masters' Select Equity we are thrilled to report that ALL FIVE "MASTERS" who have been part of the fund since its inception outperformed their benchmarks in 2000, and more importantly, they have done so since the fund's inception. The difficulty active managers have had in outperforming their passive index benchmarks has been widely noted in the financial press. We view it as a substantial accomplishment that all five of our managers have out-returned their benchmarks. Bill Miller, our sixth manager, has been with the fund only since late March of 2000. During his nine-month tenure he also beat his benchmark.

MASTERS' SELECT EQUITY MANAGEMENT BENCHMARKS

Shelby and Chris Davis             S&P 500
Foster Friess                      Russell 2000 Growth
Mason Hawkins                      S&P/Barra Value Index
Bill Miller                        S&P 500
Sig Segalas                        S&P/Barra Growth Index
Dick Weiss                         Russell 2000

8 The Masters' Select Funds

WHAT IS MASTERS' SELECT EQUITY?

It has always been our contention that Masters' Select Equity is an ideal core equity fund holding. In fact, we designed the fund to be diversified across a variety of equity styles and market-caps so that it could serve as a core equity position. This diversification, along with the quality of our managers and their concentrated portfolios, our monitoring and management, and our commitment to close the fund at $750 million in assets are the primary factors that we believe make Masters' Select Equity an intelligent core equity fund holding. We believe the performance of the fund over the past four years, a period that has encompassed several different types of equity environments, is supportive of our earlier optimism about Masters' Select as a high quality core fund. However, it is interesting that the style and market cap diversification that is part of the reason why the fund is a good core equity holding, also makes the fund difficult to categorize. Fund trackers Morningstar and Lipper recently re-categorized the fund as Large-Cap Value. Previously the fund was in Morningstar's Large-Cap Blend category and Lipper's Multi-Cap Core Category. We believe the original Lipper category is the closest we can get to a good fund benchmark. But, we believe an even smarter way to benchmark the fund is to use a blended benchmark since the fund is in fact a blend of styles and market caps. Thus we use our Custom Equity Index which includes a 70% weighting to the S&P 500 Index, a 20% weighting to the Russell 2000 Index (small-caps) and a 10% weighting to the MSCI EAFE Index (foreign stocks). How has this benchmark's allocations matched up with the fund's asset allocation over time? Pretty well, as the following chart depicts:

MASTERS' SELECT EQUITY FUND HISTORICAL ASSET ALLOCATION

           CASH       INTERNATIONAL    SMALL CAP      MID CAP       LARGE CAP
           ----       -------------    ---------      -------       ---------
03/97      12.9           11.1           17.3           27.5           30.0
06/97       8.0           12.0           19.0           20.0           40.0
09/97       6.3           12.3           17.8           20.0           42.5
12/97       7.7           17.3           19.6           16.7           37.5
03/98       4.5           18.1           19.1           19.3           37.8
06/98       8.5           15.7           13.2           17.1           44.5
09/98       6.3           10.3           16.1           22.9           44.4
12/98       2.9            7.8           16.8           19.5           53.0
03/99       5.6            5.0           18.3           20.2           50.9
06/99       3.3            4.0           25.3           23.0           44.4
09/99       4.1            4.6           21.8           23.2           46.3
12/99       2.7            2.5           17.5           28.3           49.0
03/00       6.7            5.2           18.0           26.7           43.4
06/00       6.9            4.6           15.2           22.6           50.7
09/00       4.8            3.7           17.2           22.8           51.5
12/00       2.6            2.3           16.6           25.4           53.1

As you can see Masters' Select Equity has tended to maintain about 20% of its assets in the stocks of small companies (the average is 18%). Foreign stocks have ranged from 3% to 18% of assets, averaging 9%. The primary difference relative to our Custom Equity Index is that stocks of large companies have tended to make up around 50% of assets

                                                                  Fund Summary 9

(the average was 44%) over the fund's life--much less than the assumed 70%. The difference has been filled by a rather sizable and consistent allocation to mid-cap stocks (averaging 22%) and the fund's cash reserve. From a style standpoint, the fund has had a mild value bias over its life. That bias hurt the fund during the strong growth market of 1997 through early 2000, but it helped through the last nine month's of last year. Going forward, we expect the value bias to be less than it was during the fund's first three years because Bill Miller does not have the deep-value approach that Robert Sanborn (who he replaced) employed. We expect the fund to range from a slight value bias to more of a neutral bias. We take issue with the categorization of this fund as Large Value, it is more of an all-cap fund with a definite style mix.

NEWS AND DEVELOPMENTS

The most important development during 2000 was the addition of Bill Miller as one of the fund's sub-advisors. This was discussed in prior reports and touched on in the introduction to this report. Another far less substantive change regards the role of Shelby Davis. Davis has been listed, along with Chris Davis, as a co-portfolio manager for 20% of the fund's assets. The elder Davis (Shelby) has gradually been scaling back his day-to-day involvement, and for this reason, going forward, only Chris Davis will be listed as a portfolio manager. Although the transition of responsibility is real and not insignificant, from a practical standpoint this is less of a change in the elder Davis' involvement than it may appear. Shelby Davis maintains his passion for the business, continues to visit companies and do research, and remains Senior Research Advisor in the Davis business. We characterize this transition as "less substantive" because while Chris now makes the day-to-day decisions, he speaks with his father regularly about all the Davis funds holdings, including those in Masters' Select. While the fund has gradually become more dependent on the judgement of Chris Davis, in our opinion a superb investor in his own right, Chris will continue to benefit from the active involvement of his father on the research side of the business. So, as has been the case from the inception of Masters' Select Equity, the fund will benefit from the involvement of both Davises. We also want to mention the involvement of Ken Charles Feinberg who is also a full partner in stock picking decisions. Feinberg has worked with the Davises for over six years and has been co-manager of Selected American Shares with Chris Davis for several years. Feinberg works very closely with the Davises and shares analytical responsibility and decision-making responsibility.

The year 2000 was a bit disappointing from a tax perspective in that the fund's distributed capital gains exceeded its return. The good news is that over 90% of the distribution was long-term capital gain. The size of the distribution was a function of the volatile investment climate and the strong returns in prior years. The powerful early start in 2000, on the heels of a huge fourth quarter in 1999, resulted in strong upward spikes in a number of stocks' prices. This compelled several of our managers to take profits in stocks that had exceeded their fair value range. Later in the year several of our managers were able to take losses in stocks that had been hit hard in the market sell-off (but only in instances where there was an equally compelling replacement). This allowed the fund to

10 The Masters' Select Funds
eliminate most of its short-term capital gains for the year. Looking forward, the fund now has a relatively small unrealized gain equal to 10% of assets as of 12/31/00. We will continue to work hard to do what we can to make our funds as tax-efficient as possible. In 2000 this is something we paid close attention to as we kept track of gains and losses on an individual lot basis and were attentive to tax loss opportunities throughout the year. However, notwithstanding our efforts to be tax-efficient, we don't want to build expectations that our funds will be more than average from a tax-efficiency standpoint. We expect Masters' Select Equity to look very tax efficient in some years (e.g. 1998 when we did not make a year-end capital gain distribution) and much less efficient in other years. MORE IMPORTANT THAN ABSOLUTE TAX-EFFICIENCY, WE BELIEVE, IS OUR OPTIMISM THAT WE CAN ACHIEVE OUR LONG-TERM GOAL OF DELIVERING PRE-TAX RETURNS AND AFTER-TAX RETURNS THAT WILL BEAT OUR BENCHMARKS. IF OUR PRE-TAX RETURNS ARE HIGH ENOUGH WE CAN ACHIEVE THIS GOAL.

LOOKING FORWARD

We are optimistic as we look forward. We believe Masters' Select Equity is an intelligently structured fund run by an exceptionally talented group of stock pickers. It is true that we believe U.S. stocks are, on average, likely to deliver lower returns than investors have grown accustomed to during most of the past twenty years. This is primarily because we will not experience the interest rate-driven P/E multiple expansion that we witnessed following the reversal of the high inflation and interest rates of the early 1980s. However, we believe the diversified structure of Masters' Select Equity, the quality of the fund's managers, the concentrated portfolios run by each and our monitoring role, is collectively, a strong reason to be confident that we can continue to do better than our benchmarks over the long run. Moreover, we believe there is a potential for great stability that, we hope, will make it easy for shareholders to maintain their confidence in Masters' Select for many years. We expect this stability because the fund is not reliant on a single manager and because we have promised to close the fund to new shareholders once it reaches a mere $750 million. So, though we are by no means complacent, we are optimistic that Masters' Select Equity will continue to prove itself as an excellent core equity holding for many years to come. We will continue to put forth our maximum effort towards meeting this goal.

Please see the following pages for a portfolio and market-cap breakout as well as stock profiles from each of the fund's managers. In addition, there is an interview with Dick Weiss, one of the fund's managers.

                                                                 Fund Summary 11

[PHOTO OF DICK WEISS]

AN INTERVIEW WITH DICK WEISS

DICK WEISS MANAGES APPROXIMATELY
10% OF THE MASTERS' SELECT EQUITY FUND.

WHAT ATTRACTED YOU TO THE BUSINESS OF STOCK PICKING?

Two things. First, the job entails constant change, and there's always something new to learn. Second, in this business you don't have to rely on anybody else to measure you or judge your performance, you can always see it yourself.

HOW DID YOUR INVESTMENT PHILOSOPHY DEVELOP?

I've always had a preference for buying what I consider to be good companies. Starting in the business in 1975 at the end of the nifty fifty era, there were all sorts of stocks selling at very cheap prices, and certain companies that everybody said were the quality companies selling at much higher multiples. It made sense to me to buy the companies that I thought were high quality and selling at cheap prices, rather than pay more to own what I considered to be the over-priced favorites. My initial specialization was media stocks, which didn't necessarily produce great reportable earnings, so I had to look for other methods of determining value. What I found was that these companies were building value by generating cash flow, and this led me to the private value basis of valuation, which is determining what value a buyer would assign to the stream of cash flow being generated by a company. That was how media companies were being valued at the time. As my career progressed and I began to look at other types of companies, I found that while you have to value industries differently, this private value method can work with all sorts of businesses.

CAN YOU BRIEFLY DESCRIBE THE KEY ELEMENTS OF YOUR STOCK PICKING DISCIPLINE?

It starts with looking at a universe of good companies that are growing. Then we apply the private value analysis to tell us when to buy, because the value of a company doesn't change nearly as much as the stock price. If you can ascertain what the private market/takeover value of a company really would be, you have a real leg up when things get bad in the market and the stock price drops to 50-60% of your estimate of value. If you're right on the value, you're pretty safe buying the stock. Of course, at the very instant when you should be buying, most people are selling. Finally, it is important to know your own strengths and weaknesses when you're buying a stock.

12 The Masters' Select Funds

AS YOU RESEARCH COMPANIES, WHAT ARE YOUR MOST IMPORTANT SOURCES OF INFORMATION?

There are a number of sources. We always go out and see the management, then try to cross check their statements with competitors and suppliers. We come up with our own ideas and don't use the "street" as source of ideas, but we find that the street does act as a monitoring device. I think imagination is critical, to be able to see what could be as opposed to what is.

HOW MUCH RESEARCH DO YOU DO YOURSELF AND IN WHAT WAYS DO YOU RELY ON OTHER MEMBERS OF YOUR TEAM?

I do a fair amount myself, but our team has grown and matured over the years so that I see my role as providing new ideas, and then also looking at things out on the extremes, either stocks that are doing really well or really poorly, and looking for the reasons. I am always involved in new ideas, and review the private value analysis of every new company to make sure they seem reasonable.

WHAT FACTORS HAVE BEEN MOST IMPORTANT TO YOUR SUCCESS?

I think that I have a good imagination, I'm good at reading people and I have an intuitive feel for valuation. I have a very good sense of what business strategies make sense and can see whether or not they're being implemented. I'm also honest with myself about myself. I think it's more the qualitative side that has made the difference as opposed to the quantitative.

HOW ATTRACTIVE ARE TODAY'S STOCK PICKING OPPORTUNITIES COMPARED WITH OTHER POINTS IN TIME IN YOUR CAREER?

Nothing would compare to the 1975-1982 period, where you could buy small tech stocks for under ten times earnings. In retrospect, 1982 may have been the cheapest year because it was the start of 18 years of rising multiples and an expanding economy. There were some similarities between the 1975-82 period and 1998, where we were seeing multiples on some small companies drop below the ten times earnings level. We saw some very nice buying opportunities in 1998. Looking at the current market, there has been some recovery in small caps, but I think the average stock is reasonably attractively priced. They're not uniquely cheap but they definitely aren't expensive. What's expensive in this market are the really large-cap momentum driven stocks.

                                                                 Fund Summary 13

WHAT ARE YOUR PRIMARY CONCERNS WITH RESPECT TO TODAY'S INVESTMENT CLIMATE?

My biggest concern is that Greenspan has been so afraid to let things blow up that he's created a bubble, because there's been no fear in the market. He's theoretically done a good job of taking the bubble down because the NASDAQ has come down so much, but there's still no fear because people sense that he'll bail them out again. So my biggest fear is that he overreacts too much in pumping up the bubble again. I think a flattish period in the market might be good, because at some point bubbles blow up. He's got to walk a tightrope, and I hope he doesn't think that he acted too far on the negative side with the economy and then flip flops too aggressively to the positive side.

IS THERE ANYTHING YOU DO DIFFERENTLY IN RUNNING THE VERY CONCENTRATED MASTERS PORTFOLIO (THAT IS ALSO PART OF A BROADLY DIVERSIFIED PORTFOLIO) THAN YOU DO IN MANAGING A MORE DIVERSIFIED PORTFOLIO?

I think the only difference is that with a bigger portfolio, because of the size of the positions we have to buy, we might be a little more forgiving of a stock that had performed well but was likely to languish for a period of time. If we liked this stock for the long term, we would stick with it because of the risk that we could never get back in the stock. With the Masters, since we don't have to buy that big of a position and are limited to 15 names, we might sell the type of stock I described, because it wouldn't be as hard to buy it back in three to six months. By doing this we've avoided holding some names that we thought were going to be flat but ended up going down significantly.

14 The Masters' Select Funds

MASTERS' SELECT EQUITY FUND

INVESTMENT MANAGERS

                                        TARGET ASSET     MARKET              STOCK-PICKING
MANAGER           FIRM                  ALLOCATION       CAPITALIZATION      STYLE
-------           ----                  ----------       --------------      -----
CHRIS DAVIS       Davis Selected             20%         Mostly large        Growth at a
                  Advisors                               companies           reasonable price

FOSTER FRIESS     Friess & Associates        10%         Small and mid-      High earnings
AND TEAM                                                 sized companies     growth

MASON             Southeastern               20%         All sizes, may      Value
HAWKINS           Asset                                  have up to 50%
                  Management                             foreign stocks

BILL MILLER       Legg Mason                 20%         Mostly large        Eclectic,
                  Fund Advisors                          and mid-sized       may invest in
                                                         companies           traditional value
                                                         stocks or
                                                         growth stocks

SIG SEGALAS       Jennison                   20%         Mostly large        High earnings
                  Associates                             companies           growth

DICK WEISS        Strong Capital             10%         Small and           Growth at a
                  Management                             mid-sized           reasonable
                                                         companies           price

PORTFOLIO COMPOSITION

As reflected in this chart, your Fund is well diversified in terms of market capitalization. The Fund holds 71 securities, exclusive of cash equivalents.

Foreign Securities       2.3%
Cash Equivalents         2.6%
Large-Cap               53.1%
Mid-Cap                 25.4%
Small-Cap               16.6%

Market Capitalization
  Small-Cap < $1.6 billion
  Mid-Cap $1.6-$10.0 billion
  Large-cap > $10.0 billion

                                                                 Fund Summary 15

MASTERS' SELECT EQUITY FUND STOCK HIGHLIGHTS

TRANSATLANTIC HOLDINGS - CHRISTOPHER DAVIS

Transatlantic Holdings is one of the best global financial companies that nobody has ever heard of. This well-run multi-national leader competes in the esoteric industry of reinsurance - essentially providing insurance to insurance companies. Insurance companies use reinsurance to help smooth their results and prevent huge losses from any single event. The largest purchaser of reinsurance worldwide is the global powerhouse AIG -who happens to own 50% of Transatlantic Holdings. Starting at the top with AIG's legendary CEO Hank Greenberg serving as Chairman of the Board, TRH's management is among the best in the reinsurance industry. Furthermore, TRH is able to follow in AIG's footsteps around the world. As a result, this relatively small reinsurance company has the global expertise and infrastructure of a company many times its size. It is also notable that when legendary investor Warren Buffett, who has been in the reinsurance business for many years through Berkshire Hathaway's subsidiary National Indemnity, made his largest acquisition ever, he purchased General Reinsurance for 17 times earnings and about 2.5 times premiums. TRH currently trades at less than 16 times our estimate of 2001 earnings and about 2.1 times premiums.

WENDY'S INTERNATIONAL - FOSTER FRIESS

You probably wouldn't pay a lot more for a McDonald's hamburger than one from Wendy's. Yet for some reason McDonald's investors are willing to pay considerably more for each dollar the company earns - and this situation exists despite a more appetizing earnings outlook for Wendy's.

NYSE-listed Wendy's International is the third-largest U.S. hamburger chain behind McDonald's and Burger King. It operates more than 5,500 Wendy's restaurants and about 1,800 Tim Hortons, a coffee and baked goods chain found mainly in Canada.

Wendy's grew September-quarter earnings 17 percent to $0.41 a share from $0.35 the year before. It was the fourth consecutive quarter in which Wendy's exceeded estimates thanks largely to productivity initiatives and tight cost controls that boosted profit margins.

To give you an idea of the company's potential to grow by expansion in the U.S. alone, McDonald's has one location for every 22,000 people versus one Wendy's per 56,000. That doesn't include international opportunities or potential for Tim Hortons expansion. And management is committed to quality growth, as evidenced by its recent decision to close 18 struggling sites in Argentina, eliminating their negative influence on operating earnings.

Your Friess team spoke with Chief Operating Officer Tom Mueller about the company's focus on operating efficiency and maintaining its reputation as a leader in quick service. As

16 The Masters' Select Funds
an example, he said Wendy's is considering testing double drive-through prototypes to make sure quick service isn't sacrificed at even its busiest locations.

Analysts were predicting Wendy's would grow earnings between 14 and 17 percent in 2000, but the company recently guided estimates up by publicly announcing it expects growth of between 17 and 19 percent because of strength in its North American restaurants. Your Friess team bought Wendy's in March for about 10 times 2001 estimates. At the time, McDonald's sold at 21 times 2001 estimates despite slower expected earnings growth.

GENERAL MOTORS - MASON HAWKINS

We have built a major stake in General Motors because of the equity's extreme undervaluation and the Board's focus on building shareholder value and getting it recognized. The Company's appraisal on conservative metrics is summarized below:

                              $MILLIONS     VALUATION BASIS           PER SHARE
                              ---------     ---------------           ---------
Cars and trucks               $ 40,000      6xOI, Chrysler comp       $      67
Net cash                         3,150                                        5
Hughes Electronics              14,637      $3000/subscriber                 25
GMAC                            17,750      10.5x net, 1.3x book             30
Fiat                             2,400        Cost                            4
Japanese equity affiliates       3,625      Suzuki, Isuzu,Fuji                6
Commerce One                       600                                        1
Options                          2,443                                        4
"Other"                         (4,000)                                      (7)
Preferred                         (220)                                      (0)
                              --------                                ---------
Net Value                     $ 80,385                                $     135
                              ========                                =========

Fully Diluted Shares               594
Value per share               $    135

Board members Bill Marriott, John Bryan, John Smale, Percy Barnevik, George Fisher, etc. are approximately 60% complete in their efforts to maximize and rationalize GM for owners. To date, they have sold Hughes' defense business, spun-off EDS and Delphi to shareholders as separate companies, fully funded retirement obligations in a tax efficient manner with Hughes Electronic shares, and perfected massive share repurchases at large discounts to intrinsic value. In 2001, we expect management to maximize its remaining investment in Hughes Electronics (Direct TV) via a transaction to take the company public and/or combine it with another media business. Separating out Hughes would return significant value to owners with no impact on GM's earnings - Direct TV is investing all its profits in new subscriber acquisition. At current prices, GM sells for less than 40% of our conservative evaluation.

                                                                 Fund Summary 17

BANK ONE CORPORATION - BILL MILLER

Bank One is the nation's fourth largest bank holding company with more than $280 billion in assets. It has a dominant banking presence in the Midwest and the southwestern United States, ranking first in commercial and middle-market Midwest banking and serving more than 8 million retail households. First USA, a subsidiary of Bank One Corporation, is the largest issuer of Visa credit cards.

Under the new CEO, Jamie Dimon, who came on board in March 2000, management focused first on strengthening the bank's balance sheet to improve its capital structure. Mr. Dimon has hired a new senior management team who are now focused on cutting expenses and improving the banks' systems. These actions are setting the stage for strong earnings growth and consistently superior returns on equity going forward.

Bank stocks typically do well when the Fed is reducing short-term interest rates. Banks underperformed in both 1998 and 1999 and began to outperform in 2000, as the market began discounting an easing of interest rates. We believe banks will continue to do well as the Fed continues to lower interest rates, credit quality concerns begin to dissipate, and loan spreads start to widen.

Bank One sold in the $60's several years ago and currently is trading around $38, or 13 times 2001 estimated earnings per share. As the long-term earnings power becomes visible, we believe the company will move from an average bank multiple to a premium multiple over the next several years. Bank One should be able to maintain core earnings growth of around 15% with a greater than 20% Return on Equity, as they continue to see productivity improvements across their chosen business lines.

QWEST COMMUNICATIONS - SIG SEGALAS

Qwest offers the stability of a utility, but with strong growth and top-drawer management, at a very reasonable valuation. We believe Qwest can grow revenues 15%-17%, and cash flow (EBITDA, earnings before interest, taxes, depreciation and amortization) 20%, over the coming few years. The biggest growth driver is data services, from provisioning very high-speed circuits, to providing sophisticated value-added services such as applications hosting. The constantly declining cost of bandwidth, thanks to silicon economics, is leading businesses to outsource many applications to remote IP-based facilities run by Qwest (and of course, others), which creates both better connectivity to vital corporate information for both internal and external parties, and also reduces internal IT spend. We believe this ASP ("Application Service Provider") opportunity, now in its early days, will last years. Also not far off is the everyday use of video to the desktop, particularly in the corporate environment. While this is very bandwidth-intensive, the declining cost of bandwidth and the resulting rising quality of desktop video (no latency, etc.) will shift dollars from, for example, travel budgets, to bandwidth expenditures.

In addition to these opportunities, Qwest will be undertaking a massive effort to wholesale its local facilities to competitive carriers (a tack distinctly different from the other Bells,

18 The Masters' Select Funds
which tend to be obstructionist). This will lead to re-entry into in-region long distance services starting in 2001, and be a major profit source in its own right. We believe Qwest's assets - its network (which stretches across the Atlantic into Europe), management, and ubiquitous local facilities - will present an extremely powerful challenge to upstarts in their territory, who generally enjoy none of these advantages. Beyond wholesaling and long distance entry, Qwest has a sizable in-region wireless business that is growing rapidly. The stock trades at a single-digit multiple of EBITDA. We think that as the market better appreciates Qwest's upside and relative lack of cyclicality, Qwest could hit $80 within the next 18 months, which equals 14 times our 2002 EBITDA estimate.

TRIAD HOSPITALS - DICK WEISS

Triad Hospitals Inc. is a $1.0 billion market cap hospital operator that was spun out of HCA - The Healthcare Company (formerly known as Columbia HCA) in May of 1999. Triad began its independent existence with a disparate collection of facilities (36 hospitals and 19 ambulatory surgery centers) and a fairly heavy debt load, ($675 million or 54% debt/total capital) but with a well experienced hospital operator as CEO. In its first full year, the company began the process of optimizing its asset portfolio and balance sheet. They pared the portfolio down to 30 hospitals and 14 ASC's, repaying roughly $125 million of debt with the proceeds.

The attractive opportunity for Triad as a spinout was to focus management attention on hospitals that had gone without under the huge HCA umbrella. Recruiting doctors to local markets and providing capital for revenue producing equipment and services not only improved the level of care in these local markets it also enhanced the returns earned on the assets. In just the first year Triad improved its EBITDA margin from 9.6% to 13.7%, a testament to management's strategy and their ability to execute on their plan.

This year, with their initial asset portfolio optimized, they have turned their sights to external opportunities. After acquiring two hospitals in June, Triad made the major move of acquiring another publicly traded hospital company, Quorum Health Group (the acquisition should close in the first half of 2001). Quorum had been a laggard in the hospital management sector for several years. The acquisition brought 21 owned and operated hospitals and a hospital management business that manages another 212 hospitals for third parties. Interestingly, the Quorum portfolio generated mediocre results due, in part, to poor doctor relationships.

We feel that with the Quorum acquisition, Triad is presented with opportunities much like those present when they were spun out of HCA - to rationalize the portfolio and improve operations though focused management attention, capital investment and improved doctor relationships. Triad is currently the cheapest stock selling at a substantial discount to our private value forecast in the hospital sector. As we try to buy good companies, with strong, proven management at a discount - we feel Triad fits those criteria.

                                                                 Fund Summary 19

MASTERS' SELECT EQUITY FUND

SCHEDULE OF INVESTMENTS at December 31, 2000

SHARES                                                                  VALUE
--------------------------------------------------------------------------------

COMMON STOCKS: 97.4%

BUSINESS SERVICES: 10.3%
  560,000     Galileo International, Inc.                          $ 11,200,000
  136,000     Getty Images, Inc.*                                     4,343,500
  775,000     Modem Media, Inc.*                                      2,542,969
  835,400     Republic Services, Inc. - Class A*                     14,358,437
  120,000     Waste Connections, Inc.*                                3,963,750
  430,000     Waste Management, Inc.*                                11,932,500
                                                                   ------------
                                                                     48,341,156
                                                                   ------------
CONGLOMERATES: 3.5%
      117     Berkshire Hathaway, Inc. - Class A*                     8,307,000
  147,000     Tyco International Ltd.                                 8,158,500
                                                                   ------------
                                                                     16,465,500
                                                                   ------------
CONSUMER PRODUCTS: 9.1%
   95,000     Anntaylor Stores Corp.*                                 2,369,062
  280,000     Eastman Kodak Co.                                      11,025,000
  197,000     General Motors Corp.                                   10,034,687
  110,000     Jones Apparel Group, Inc.*                              3,540,625
  285,200     Masco Corp.                                             7,326,075
   50,000     Performance Food Group, Co.*                            2,567,187
  130,000     Philip Morris Companies, Inc.                           5,720,000
                                                                    -----------
                                                                     42,582,636
                                                                    -----------
CONSUMER SERVICES: 8.3%
   85,000     Applebees International, Inc.                           2,690,781
  255,000     Costco Wholesale Corp.*                                10,192,031
  124,000     Home Depot, Inc.                                        5,665,250
  167,000     Jack in the Box, Inc.*                                  4,916,062
   96,500     Kohls Corp.*                                            5,886,500
  200,000     Stein Mart, Inc.*                                       2,350,000
  352,000     Ticketmaster Online-CitySearch, Inc.*                   2,970,000
  170,000     Wendy's International, Inc.                             4,462,500
                                                                    -----------
                                                                     39,133,124
                                                                    -----------
   84,100     BJ Services Co.*                                        5,792,388
  425,000     Chesapeake Energy Corp.*                                4,303,125
  140,500     Cross Timbers Oil Co.                                   3,898,875
  195,000     Grant Pride, Inc.*                                      4,277,813
  340,000     Harken Energy Corp.*                                    1,147,500
  753,300     Pioneer Natural Resources Co.*                         14,830,594
  133,000     Spinnaker Exploration Co.*                              5,652,500
   57,800     Unit Corp.*                                             1,094,588
  100,000     UTI Energy Corp.*                                       3,287,500
                                                                    -----------
                                                                     44,284,883
                                                                    -----------
FINANCE: 19.1%
  283,200     American Express Co.                                   15,558,300
  325,000     Bank One Corp.                                         11,903,125
  225,566     Citigroup                                              11,517,964
  218,000     Household International, Inc.                          11,990,000
  102,800     JP Morgan Chase & Co.                                   4,670,975
  160,000     MGIC Investment Corp.                                  10,790,000
   89,000     Stilwell Financial, Inc.                                3,509,938
   59,200     Transatlantic Holdings, Inc.                            6,267,800
  250,000     Washington Mutual, Inc.                                13,265,625
                                                                    -----------
                                                                     89,473,727
                                                                    -----------
HEALTHCARE: 8.7%
  198,100     American Home Products Corp.                           12,589,255
  100,000     Ameripath, Inc.*                                        2,506,250
  120,000     Apria Healthcare Group, Inc.*                           3,570,000
   66,500     Eli Lilly & Co.                                         6,188,656
  125,000     First Health Group Corp.*                               5,816,406
   85,000     Health Management Association, Inc. - Class A*          1,763,750
  125,000     Orthodontic Centers of America, Inc.*                   3,906,250
  156,000     Triad Hospitals, Inc.*                                  5,079,750
                                                                   ------------
                                                                     41,420,317
                                                                   ------------

20   The Masters' Select Funds

MASTERS' SELECT EQUITY FUND

SCHEDULE OF INVESTMENTS at December 31, 2000

SHARES                                                                 VALUE
--------------------------------------------------------------------------------

HOTELS & MOTELS: 6.0%
1,410,000     Hilton Hotels Corp.                                  $ 14,805,000
  310,100     Marriott International, Inc. - Class A                 13,101,725
                                                                   ------------
                                                                     27,906,725
                                                                   ------------
MEDIA: 1.2%
  117,200     Viacom, Inc. - Class B*                                 5,479,100
                                                                   ------------
TECHNOLOGY: 12.9%
  135,100     AOL Time Warner, Inc.*                                  4,701,480
  153,000     Cisco Systems, Inc.*                                    5,852,250
   85,900     Corning, Inc.                                           4,536,594
  575,000     Gateway, Inc.*                                         10,344,250
   93,200     Hewlett Packard Company                                 2,941,625
  225,000     Lucent Technologies, Inc.                               3,037,500
  126,600     Nokia Corp. Sponsored ADR*                              5,507,100
  114,200     Peoplesoft, Inc.*                                       4,239,675
   48,000     Tech Data Corp.*                                        1,297,500
  180,000     Tellabs, Inc.*                                         10,164,375
  825,000     Ucar International, Inc.*                               8,043,750
                                                                   ------------
                                                                     60,666,099
                                                                   ------------
TELECOMMUNICATIONS: 5.1%
  476,200     AT&T Corp.                                              8,244,213
   44,200     EMC Corp-Mass*                                          2,939,300
  132,700     Qwest Communications International*                     5,440,700
  146,600     Vodafone Group Plc                                      5,250,113
  127,000     XO Communications, Inc.*                                2,266,156
                                                                   ------------
                                                                     24,140,482
                                                                   ------------
TRANSPORTATION: 3.8%
  351,000     FedEx Corp.*                                           14,025,960
   72,000     Seacor Smit, Inc.*                                      3,789,000
                                                                   ------------
                                                                     17,814,960
                                                                   ------------
TOTAL COMMON STOCKS (cost $410,612,970)                             457,708,709
                                                                   ------------

PRINCIPAL
AMOUNT                                                                  VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT: 0.5%

CORPORATE NOTE: 0.5%
$2,352,000    General Electric Capital Corporate 5.90%,
                1/02/01 (cost $2,352,000)                          $  2,352,000
                                                                   ------------
REPURCHASE AGREEMENTS: 2.3%
10,493,000    State Street Bank & Trust Co., 5.51%, 12/29/00,
                due 1/2/01, [collateral: $9,505,000 U.S.
                Treasury Notes, 6.25%, due 5/15/30, value
                $10,716,888] (proceeds $10,499,424)                  10,493,000
                                                                   ------------
   201,000    State Street Bank & Trust Co., 6.43%, 12/29/00,
                due 1/2/01, [collateral: $205,000 Federal
                National Mortgage Association Notes, 6.25%, due
                11/20/01, value $207,243] (proceeds $201,200)           201,000
                                                                   ------------
TOTAL REPURCHASE AGREEMENTS (cost $10,694,000)                       10,694,000
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS (cost $13,046,000)                      13,046,000
                                                                   ------------
TOTAL INVESTMENTS (cost $423,658,970): 100.2%                       470,754,709

Liabilities in excess of Cash and Other Assets: (0.2)%               (1,780,945)
                                                                   ------------
TOTAL NET ASSETS: 100.0%                                           $468,973,764
                                                                   ============

* Non-income producing security.

See accompanying Notes to Financial Statements.

                                                      Schedule of Investments 21

MASTERS' SELECT INTERNATIONAL

It was a rough year for foreign markets and Masters' Select International was not immune. However, although the fund's return was negative in 2000, it significantly outperformed its benchmarks and peer group for the year. In fact, for the full year Masters' Select International was in the top 13% of all International Stock funds tracked by Lipper Analytical Services.* Of much greater importance to us and our long-term shareholders, the fund's 21.76% compounded average annual total return falls in the top 4% of International Stock funds tracked by Lipper over the three-years ended December 31, 2000. The fund was ranked 17th out of 502 funds. This three-year period covers all but one month of the fund's life. We believe this performance is a tribute to the structure of the fund and the skill of our stock pickers. In this regard it must be noted that all five of the fund's stock pickers' individual Masters' portfolios have outperformed the fund's international equity benchmark since the fund's inception. The fund's exceptionally strong performance relative to its benchmark and peer group was built on the strength of back-to-back years of strong performance relative to those groups. We believe this performance is particularly noteworthy because 1999 was a strong growth year while 2000 was a strong value year. Few funds were able to land in the top 15% of their peer groups in both those years as most funds that delivered strong relative performance in one year did poorly in the other.*

COMPARISON CHART

The value of a hypothetical $10,000 investment in the Masters' Select International Fund from its inception (12/1/97) to present as compared with the MSCI All Countries World Free (ex US) Index and the Lipper International Fund Index.

             MASTERS' SELECT    LIPPER INTERNATIONAL      MSCI ALL COUNTRIES
           INTERNATIONAL FUND        FUND INDEX         WORLD FREE (EX US) INDEX
           ------------------        ----------         ------------------------
12/97           10,000                  10,000                  10,000
12/97            9,880                  10,079                  10,115
01/98            9,910                  10,323                  10,417
02/98           10,990                  10,984                  11,112
03/98           11,680                  11,580                  11,497
04/98           11,930                  11,758                  11,580
05/98           11,770                  11,782                  11,370
06/98           11,360                  11,679                  11,327
07/98           11,440                  11,858                  11,434
08/98            9,400                  10,152                   9,822
09/98            9,140                  9,836                    9,615
10/98            9,870                  10,559                  10,622
11/98           10,580                  11,088                  11,192
12/98           11,040                  11,361                  11,578
01/99           11,665                  11,430                  11,565
02/99           11,534                  11,136                  11,306
03/99           12,129                  11,507                  11,852
04/99           13,107                  12,043                  12,445
05/99           12,562                  11,595                  11,860
06/99           13,369                  12,145                  12,406
07/99           13,591                  12,416                  12,697
08/99           13,520                  12,514                  12,742
09/99           13,702                  12,554                  12,828
10/99           14,488                  12,992                  13,305
11/99           16,537                  13,944                  13,838
12/99           19,321                  15,659                  15,158
01/00           19,373                  14,742                  14,335
02/00           21,857                  15,715                  14,722
03/00           21,991                  15,756                  15,275
04/00           20,170                  14,757                  14,423
05/00           19,518                  14,351                  14,054
06/00           20,273                  15,016                  14,652
07/00           19,673                  14,529                  14,074
08/00           19,890                  14,775                  14,248
09/00           19,342                  13,913                  13,457
10/00           18,545                  13,440                  13,029
11/00           17,831                  12,873                  12,444
12/00           18,354                  13,353                  12,870

The hypothetical $10,000 investment at Fund inception includes changes in share price and reinvestment of dividends and capital gains. Indexes are unmanaged, do not incur fees, and cannot be invested directly.

* The fund ranked 47 out of 618 funds in 1999 and 89 our of 696 funds in 2000 in the Lipper International Fund category.

22 The Masters' Select Funds

INVESTMENT PERFORMANCE AS OF DECEMBER 31, 2000
                                                                   AVERAGE
                                                   3 YEAR          ANNUAL
                                     12 MONTH  AVERAGE ANNUAL   TOTAL RETURN
                                      RETURN    TOTAL RETURN  SINCE INCEPTION(1)
                                      ------    ------------  ------------------
MASTERS' SELECT INTERNATIONAL FUND     -5.01%     22.93%           21.76%

MSCI ALL COUNTRIES WORLD FREE         -15.09%      8.36%            8.52%
(EX US) INDEX(2)
LIPPER INTERNATIONAL FUND INDEX(3)    -14.72%      9.83%            9.83%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND INVESTORS MAY HAVE A GAIN OR LOSS WHEN THEY SELL SHARES. Indexes are unmanaged, do not incur fees, and cannot be invested in directly.

1. The inception date of the Masters' Select International Fund is December 1, 1997.

2. The MSCI All Countries World Free (ex US) Index is a broad based index that measures the performance of common equities in 46 developed and emerging market countries.

3. The Lipper International Fund Index measures the performance of the 30 largest mutual funds in the international equity fund objective, as determined by Lipper, Inc.

Many funds that participated in the strong growth burst of late 1999 and early 2000 landed hard as last year unfolded. Masters' Select International also fell but it managed to hold up better than many funds that had put up big numbers in 1999, in part because several of our managers who had technology and telecom exposure began reducing their exposure as early as February. There was still enough exposure to these areas to feel the bite of the decline, but not so much to crash the fund. So, as the year progressed, the fund, which had looked quite growthy in 1999 and early 2000, became less aggressive. In our opinion, the fund's exposure "averaged out" to more of a Growth-At-A-Reasonable-Price type of portfolio, even though the fund had plenty of stocks that can appropriately be categorized in the growth or value styles. We believe the fund's small asset base and the limited number of stocks in the portfolio may have made it easier for the managers to make adjustments to their portfolios throughout the year.

NEWS AND DEVELOPMENTS

The biggest development during 2000, as we reported in our Semi-Annual Report, was the increased allocation to Ted Tyson and Mastholm Asset Management. When Tyson and his team replaced Bee & Associates after the death of Bruce Bee in 1999, they took over Bee's 10% position. The allocation to Bee had been only 10% because he was a dedicated small-cap manager and we did not want too large of a small-cap weighting in the fund's portfolio (several of the other managers occasionally buy some small-cap stocks). Though Tyson often invests in small-caps, he is not a dedicated small-cap manager, so it was our expectation when we hired him that we would bring him up to a full allocation. However, we decided to wait a few months to ensure the fit was right. The result of Tyson's increased allocation is to equalize the target weightings of all five Masters' Select International managers at 20% of assets. The move turned out to be timely as Tyson had a superb year in 2000.

It was also a good year for the fund from an expense standpoint as expenses fell from 1.29% in 1999 to 1.18% in 2000. This compares with average foreign stock fund

                                                                 Fund Summary 23
expenses of 1.70% according to Morningstar data. We will continue to manage expenses carefully. From this point there is the potential for some further expense reductions as assets grow, though we don't expect substantial change from the current expense level.

Last year was the first year in which Masters' Select International distributed a sizable capital gain. This distribution was, perhaps, particularly annoying given that it occurred during a down year. Moreover, about half the gain was short-term in nature. Though this was disappointing, it is important to recognize that prior to 2000 the fund had returned 93% over its entire life ($9.32 increase in per share value since the fund's inception) but distributed only $0.50. The fund had built up large gains that sooner or later were going to be recognized. The huge market gains in the fourth quarter of 1999 and early in 2000 were the catalyst for significant profit taking in 2000. Despite the 2000 distribution, the fund has been quite tax-efficient over its life with an 83.52% return ($8.35 per share value increase), but total distributions of only $2.89. As of 12/31/00 the fund's unrealized appreciation was only 8.26% of total assets. As with all of our funds we do all we can to maximize tax-efficiency without risking performance. However, despite our efforts and the fact that Masters' Select International has been quite tax-efficient over its full three-year life, our long-term expectation is for only average tax-efficiency, with some good years and some bad years. One potential positive for the fund is the likelihood of substantial asset growth from the current asset base. Asset growth is generally a positive because it spreads the fund's gains over a larger shareholder base.

LOOKING FORWARD

With respect to foreign stock markets specifically, we are optimistic that foreign stocks will deliver competitive returns over the long-term. There continues to be gradual but significant change in many countries, including corporate re-structuring with a growing focus on profitability and more macro types of changes that will improve the business environment and help to create more of an equity culture. These gradual changes should be a positive for many foreign equity markets. However, returns in the teens or higher that many equity investors have become accustomed to are not likely to be achieved over the next five to ten years because some of this positive change is already reflected in current stock prices, especially in Europe. In addition, as in the U.S. many of the factors that drove stock returns to record levels during the last twenty years have played out. So returns are likely to be lower in many foreign markets than over the past twenty years. In our opinion foreign stocks are likely to deliver returns in the mid-single digits to low teens (annualized) over the next ten years-similar to the U.S with perhaps a bit more upside. Individual year returns will fall in a far wider range. We believe these are likely to be fine returns relative to inflation, however they may be disappointing to investors conditioned to expect more. Masters' Select International's performance will be partly a function of the investment climate it operates in. Our objective is to continue to beat our stock market benchmarks, but if benchmark returns are significantly lower than in the recent past, Masters' performance is also likely to be lower.

24 The Masters' Select Funds

We do tend to believe that it is somewhat easier to add value via stock picking in foreign markets. If we are right we believe this will play to the strength of Masters' Select International. We are optimistic as we look forward that Masters' Select International will continue to deliver strong long-term performance relative to its benchmarks and peer group. We don't think any fund should expect to rank as high as the top 4% of its peer group but we do believe the fund's diversification, exceptional portfolio management team, the concentrated portfolios run by each manager, as well as our monitoring and promise to close the fund at $1 billion in assets give us good reason to be optimistic about the fund's potential long-term performance relative to its competitors.

Please see the following pages for a portfolio breakout, country and market cap allocations and stock profiles from each of the fund's managers. In addition, there is an interview with Helen Young Hayes, one of our managers.

                                                                 Fund Summary 25

[PHOTO OF HELEN YOUNG HAYES]

AN INTERVIEW WITH HELEN YOUNG HAYES

HELEN YOUNG HAYES MANAGES APPROXIMATELY 20% OF THE MASTERS' SELECT INTERNATIONAL FUND.

HOW ATTRACTIVE ARE FOREIGN STOCK PICKING OPPORTUNITIES RELATIVE TO OTHER POINTS IN TIME DURING YOUR INVESTMENT CAREER?

At Janus, we believe outstanding opportunities exist in any market environment. While shifts in the economic, political and market climate can certainly influence how we select individual securities for the Portfolio, our approach revolves around finding great companies that can perform well regardless of which direction the markets - or the economy at large - are expected to turn. For that reason, we believe the opportunities presented by today's market are at least as compelling as in years past.

MOST OF YOUR HOLDINGS HAVE BEEN IN EUROPEAN DOMICILED COMPANIES. DO YOU EXPECT THIS TO CONTINUE TO BE THE CASE FOR THE FORESEEABLE FUTURE? WHY OR WHY NOT?

Our high concentration in Europe is entirely a function of our research-driven, company-by-company approach to stock selection. Currently, many of the most compelling companies uncovered by that process happen to be domiciled in Europe. If and when we find interesting opportunities elsewhere, our European weighting will reflect the shift. With that said, it seems likely that our weighting in Europe will remain stable, at least in the near-term. Reasons for this include our continued faith in those companies currently in the Portfolio, together with the fact that the investment climate in Europe appears to us to be somewhat better than in Japan or other, less-developed markets.

EMERGING MARKETS HAD ANOTHER BAD YEAR IN 2000. DOES YOUR TEAM SPEND MUCH TIME LOOKING FOR STOCKS IN THESE MARKETS?

We spend a great deal of time investigating any company we believe represents a favorable trade-off between risk and reward, including those located in emerging markets. For example, our investment team has spent a great deal of time working on China Mobile, a company that commands roughly 80% of the cellular market in some of Mainland China's busiest and most important provinces. Our work has involved numerous trips to China, discussions with the company's competitors and suppliers and countless hours of analytical work spent getting to know the company's fundamental financial situation inside and out. All in all, we believe it's a pretty good story that isn't outrageously valued.

One of the principles that drives our research as it relates to emerging markets is an understanding of risk and how to manage it. All other things being equal, it's safe to say you're taking on more risk when you invest in a company based in a developing economy. Therefore, it's reasonable to expect a higher rate of return on your investment. It's also fair to say that macroeconomic factors are perhaps more likely to work against even the best

26 The Masters' Select Funds
business model in an emerging market, so it can pay to spend more time developing an understanding of what's going on in the overall economy. But that doesn't mean our approach to emerging markets is any different than our approach to, say Europe or Japan - it's still all about the business environment faced by individual companies. In fact, the way we triangulate what's going on in the macro environment of a region - developing or otherwise - is through our individual contacts with the companies we're interested in from an investment standpoint.

TECHNOLOGY AND TELECOM STOCKS HAD A ROUGH YEAR IN 2000 FOLLOWING THE BIG RETURNS OF 1999. GIVEN THE DECLINES, ARE THERE COMPELLING VALUES IN FOREIGN TECH AND TELECOM STOCKS GOING INTO 2001?

It was a difficult year for foreign technology, media and telecommunications stocks, particularly during the last few months of the year. But the heightened volatility didn't reflect a change in the underlying fundamentals of these companies as much as it did a return of some of the spectacular gains won in 1999. It's even possible to argue that last year's underperformance by these companies was, in a sense, the penalty for a strong 1999. Regardless, we remain confident that many of the secular trends in the global economy - such as rapidly increasing demand for bandwidth and data storage needs and the increasing ubiquity of wireless communications - remain intact. That, together with the steep declines registered by a number of high-quality companies in recent months has left many stocks - both in technology and elsewhere - trading at much more attractive valuations.

HOW DO YOU BALANCE THE OPPORTUNITY AND RISK IN THESE SECTORS WHEN THEY SELL AT VERY HIGH MULTIPLES BUT OFFER THE POSSIBILITY OF VERY HIGH EARNINGS GROWTH?

We build portfolios on a stock-by-stock basis, focusing on company fundamentals first. The companies we favor are either the dominant leaders in their industries or are rapidly gaining market share. We want to own businesses that dictate the competitive landscape within an industry rather than those that merely respond to competitive changes. In other words, businesses that are the masters of their own destiny. However, while a company may meet all our investment criteria, we will not invest unless we believe it is trading at an attractive valuation. With the assistance of the entire Janus investment team, we measure valuation using a variety of metrics, not just earnings and cash flow multiples. If the underlying fundamentals of a company are impressive and its valuation is attractive relative to our proprietary estimates of its future earnings and cash flow growth, we will invest.

WHAT ARE YOUR PRIMARY CONCERNS WITH RESPECT TO TODAY'S INVESTMENT CLIMATE?

It is now clear that the U.S. economy is slowing faster than most economists expected. This is being paralleled by economic softness in Europe, Japan and emerging Asia, a fact that promises to keep markets volatile and the outlook for corporate earnings clouded. At the same time, however, the steep correction in valuations in several high-growth sectors of the market has created a number of compelling opportunities in some of the market's

                                                                 Fund Summary 27
most dynamic areas. Furthermore, we believe a slowdown in economic activity will generate a much more benign interest rate environment than that which persisted in 2000.

AFTER THREE YEARS OF RUNNING A CONCENTRATED PORTFOLIO FOR MASTERS' SELECT INTERNATIONAL, ARE YOU APPROACHING THE PORTFOLIO MANAGEMENT ANY DIFFERENTLY THAN WHEN THE FUND WAS LAUNCHED?

No. If you look at the Portfolio today compared to what it looked like three years ago, there will be obvious differences. For example, our technology weighting at the beginning of the year was probably much higher than it was at the beginning of the mandate. But does that reflect a change in strategy? Absolutely not - it is simply a function of where we felt we should be investing our client's money. Our approach has always been - and will remain - to use detailed fundamental research as a way to uncover companies with strong product positioning and exceptional management teams that are forward thinking, inspiring and have shareholders' interest in line with their own.

28 The Master's Select Funds

MASTERS'
SELECT INTERNATIONAL FUND

INVESTMENT MANAGERS
                              TARGET ASSET       MARKET        STOCK-PICKING
MANAGER        FIRM            ALLOCATION    CAPITALIZATION         STYLE
-------        ----            ----------    --------------         -----
HELEN YOUNG    Janus Capital       20%         All sizes but     Growth at a
HAYES          Corporation                     mostly large      reasonable
                                               companies         price

DAVID HERRO    Harris              20%         All sizes         Value
               Associates

DAN JAWORSKI   BPI Global Asset    20%         Mostly large      Eclectic, may
               Management                      companies         invest in
                                                                 traditional
                                                                 value stocks
                                                                 or growth
                                                                 stocks

TED TYSON      Mastholm Asset      20%         All sizes         High earnings
               Management                                        growth

MARK YOCKEY    Artisan Partners    20%         All sizes but     Growth at a
                                               mostly large      reasonable
                                               companies         price

PORTFOLIO DIVERSIFICATION

                                                                          % OF
                                                                          NET
BY ASSET CLASS                        BY INDUSTRY                        ASSETS
--------------                        -----------                        ------
Emerging             8.9%             Consumer Products                  16.9%
Markets                               Technology                         14.4%
                                      Finance                            11.3%
Cash Equivalents    10.6%             Telecommunications                 11.0%
                                      Consumer Services                   9.4%
Develop Market      16.9%             Media                               6.3%
Small-Cap                             Healthcare                          6.1%
                                      Capital Goods                       4.3%
Developed Market    63.6%             Basic Industry                      3.8%
Large-Cap                             Energy                              1.8%
                                      Business Services                   1.6%
                                      Hotels & Motels                     1.6%
                                      Transportation                      0.9%
Market                                Short-Term Investments              9.5%
Capitalization:
Small-Cap < $1
billion
                                      TOTAL INVESTMENTS IN SECURITIES    98.9%
Large-Cap > $1
billion
                                      OTHER ASSETS LESS LIABILITIES       1.1%
                                      NET ASSETS                        100.00%

                                                                 Fund Summary 29

MASTERS' SELECT INTERNATIONAL FUND STOCK HIGHLIGHTS

PORSCHE - HELEN YOUNG HAYES

To us, Porsche isn't just a car company. It's the most popular luxury car company in the world - and then some. Like everyone else, we see the Porsche brand as a symbol of prestige, power and performance. Unlike everyone else, however, we realize that this luxury auto manufacturer's customer base is diverse - much more so than most investors are aware. Through numerous discussions with management and various industry contacts, we've learned that the people buying Porsches aren't just auto collectors, race car enthusiast or dot-com executives looking for a place to spend their new fortunes. They're doctors and bankers, and they're as loyal as they come. In fact, many of Porsche's customers are so enamored with these cars that even a three to four-year waiting list won't discourage them from making a purchase. Demand this strong gives Porsche a great deal of pricing power, which is one of the defining qualities of a great company. It has also helped the stock hold up during economic sluggishness. For example, despite the fact that the stock market was down for the month of September, the company reported a 41% year-over-year sales increase. With a backlog of orders to fill, it's possible that Porsche may not feel economic weakness for quite some time. By comparison, the so-called "big three" U.S. auto makers recently announced that the slowdown in the economy will force them to idle a number of factories during the first quarter of 2001 to achieve production cuts ranging from 14% to 17% of total output.

Currently, Porsche is enjoying the huge success of its new 911 Turbo, which is setting the standards for sports car performance. When it launched the new Turbo in May, Porsche anticipated that, to meet demand, it would need to produce 2500 cars by July 2001. However, our own detailed analysis led us to conclude that the automaker's estimate was conservative and that it would need to produce 3500 cars by July 2001. Sure enough, only two months after the launch, Porsche received a monthly order of 700 Turbos and raised its production target to 4000. In 2002, Porsche plans to enter the sport utility vehicle market, a move we believe will increase margins and take the company to the next level in terms of profitability.

Another aspect of the company we're impressed with is Porsche's engineering services. The company employs more than 2500 highly qualified engineers and technicians who not only help create its own world-class cars, but also develop vehicles and products for customers around the globe. Limited competition and an outstanding reputation enable the company to command a high price for these services.

Years of detailed research have convinced us that Porsche is ahead of the curve and presents a great long-term investment for our shareholders.

30 The Masters' Select Funds

FLETCHER CHALLENGE BUILDING - DAVID HERRO

Fletcher Challenge Building (FLB), based in New Zealand, manufactures, distributes and sells materials for the building industry. Key products include aggregates, cement, plasterboard, and wood fiber based products. FLB also operates the leading construction company in New Zealand commercial and residential markets.

We are big fans of this stock for three reasons. First, its represents excellent value. It trades at approximately 8 times earnings, and yields close to 8%. Second, its collection of businesses is of high quality. Their major profit earners-cement, aggregates, building products and construction-are highly profitable and are generally market leading in terms of both sales and profits. As far as growth is concerned, it is basically dependent on the macro economy of New Zealand (since they already have high market shares in their key segments). From this perspective, it appears that building activity in New Zealand is close to bottoming and expansion is on the way.

Finally, FLB is in the midst of a restructuring process that should unlock some of its inherent, underlying value. FLB was once part of a larger, extremely poorly run Fletcher organization, which has been busted up into smaller, more manageable parts. This, along with newer more focused management, means better profit extraction giving us at least a 50% upside.

ING GROEP - DAN JAWORSKI

ING Groep N.V. operates in more than 60 countries worldwide, and is one of the world's largest integrated financial service providers, offering a comprehensive range of life and non-life insurance, commercial and investment banking, asset management and related products and services. Through its wholly owned subsidiary, ING America, the Company recently acquired Aetna Financial Services and Aetna International, which encompass Aetna Inc.'s international operations and all domestic defined contribution plan businesses, annuities and mutual funds, financial and investment products, and investment advisory services. Earlier in 2000, the Company also acquired ReliaStar Financial Corp., a holding company whose subsidiaries offer individuals and institutions life insurance and annuities, employee benefits products and services, retirement plans, life and health reinsurance, mutual funds, and bank and trust products. With these acquisitions, ING is now among the top 10 financial services providers in the U.S., and through Aetna's international operations in South America and the Asia/Pacific, among the leading insurance providers in the world.

We believe that recent developments at ING have been transforming in terms of positioning the Company for stronger growth and more efficient use of capital. Following the retirement of the previous chairman, the new management team has moved decisively to bring about changes. Excess capital is being redeployed, the strategy of the investment banking business is being re-examined, more demanding financial targets have been set,

                                                                 Fund Summary 31
and investments are being made in areas of strength. Entering the year 2000, ING was already strongly positioned in the Dutch life market as well as being the leading life insurer in Eastern Europe. The recent acquisitions have now also positioned ING among the top five in every product segment in the US and as the second largest foreign life insurer in Asia. This transformation of the business, in our view, should enable ING to achieve the highest return on equity
(ROE) of any European large cap insurer. In fact, as a result of the US acquisitions, the company has raised its ROE target from 12% to 18%.

As the economic environment remains uncertain we believe that companies such as ING, which are positioned to deliver relatively stable and strong earnings growth, will see their share prices benefit. We do not believe that ING's strengths in its core markets are currently being reflected in its valuation, as it trades at a discount to its main peers.

S.O.I.T.E.C. - TED TYSON

S.O.I.T.E.C. is a specialized producer of semiconductors based just outside of Paris, France. As its name suggests, it focuses on "S.O.I." chips, which the founder of the company invented and patented in the early 1990's.

S.O.I. is a fairly complex term for a fairly simple idea. As the devices that use the semiconductors have become more mobile (such as phones and portable PCs) a crucial engineering problem has been how to increase the number of tasks a device performs without increasing the amount of battery power it consumes. A number of approaches have been tried with only limited success. We think the S.O.I. approach will be the first major breakthrough, giving the company absolutely enormous potential growth going forward.

The S.O.I. method can be thought of as a "semiconductor sandwich." The amount of power a set of semiconductors in an electronic device uses is directly related to the purity of the materials - traditionally silicon - used in making them. The purity of the materials has increased enormously over the past several decades, but not fast enough for an increasingly mobile world. What the inventor of the S.O.I. chip discovered was that any given chip was much purer at the top than at the bottom. So what he essentially did was sandwich two semiconductors together top end to top end and then use micro cutting tools to cut off the bottom half (now the outside part!) of the semiconductor sandwich. What was left was an ultra pure semiconductor chip that used just a small fraction of the energy of a typical semiconductor.

The company was financed by a major Japanese producer of semiconductor chemicals, which remains the main shareholder. We have had several conversations with the research staff of the Japanese company and with a number of potential users of the chips in the computer and mobile phone industry and feel comfortable that S.O.I.T.E.C. remains on target to develop into a significant player in specialized semiconductors and hence a much larger company over the next several years.

32 The Masters' Select Funds

WOLTERS KLUWER - MARK YOCKEY

We look for companies, of all sizes, that we believe are positioned for strong sustainable growth in industries or themes that we think are compelling. Having isolated promising companies, we then look for stocks that are attractively valued. This stock selection process led us to Wolters Kluwer NV.

Wolters Kluwer is a multinational publishing company offering a complete line of authoritative products to professional groups including: legal, tax and business, health and science, and education. The high-value added products and services that Wolters Kluwer provides to its professional customers range from traditional loose-leaf publications, books, newsletters and magazines to electronic productivity tools on CD-ROMs, proprietary online databases, software packages, and the Internet.

One of the attributes that we like about Wolters Kluwer is the defensive quality of its revenue stream. A majority of its revenues are derived from subscriptions rather than from advertising, which we believe limits the company's exposure to adverse advertising cycles and slowdowns.

Wolters Kluwer also continues to maintain its leadership position in the legal and tax and business segment of the industry. Largely because of this leadership position, the stock has historically sold at a premium to other global publishing companies. However, the company's recent investments in Internet-based products have put pressure on the company's earnings and the stock is currently trading at a discount to its peer group of publishing stocks. We expect the stock to regain its premium rating once the investments are completed.

Finally, given its strong position in certain segments of the market and the quality of its revenues, we believe that Wolters Kluwer is well positioned to positively participate in and benefit from the continuing consolidation in the publishing/media industries.

                                                                 Fund Summary 33

MASTERS' SELECT INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS at December 31, 2000

SHARES                                                                VALUE
--------------------------------------------------------------------------------

COMMON STOCKS: 89.4%

AUSTRALIA: 0.4%
   565,508    Nufarm Ltd.                                          $  1,000,493
                                                                   ------------
BELGIUM: 1.7%
    25,400    Dexia                                                   4,615,090
                                                                   ------------
CANADA: 6.3%
   137,400    AT&T Canada, Inc., ADR - Class B*                       4,010,362
   102,800    Baytex Energy Ltd.*                                       685,196
   128,700    Bombardier, Inc. - Class B                              1,985,873
   161,000    Canadian Hunter Exploration Ltd.*                       4,410,518
   112,500    Corus Entertainment, Inc.                               2,924,415
    46,740    JDS Uniphase Corp.*                                     1,945,553
    81,090    Rogers Communications, Inc. - Class B*                  1,378,530
                                                                   ------------
                                                                     17,340,447
                                                                   ------------
DENMARK: 1.6%
    81,500    Vestas Wind Systems AS                                  4,412,200
                                                                   ------------
FINLAND: 6.7%
   492,700    Metso OYJ*                                              5,505,478
   241,600    Nokia Corp. Sponsored ADR*                             10,509,600
    55,000    Nokia OYJ*                                              2,453,137
                                                                   ------------
                                                                     18,468,215
                                                                   ------------
FRANCE: 2.7%
    54,640    Chargeurs SA                                            3,591,486
   155,200    S.O.I.T.E.C.                                            3,789,052
                                                                   ------------
                                                                      7,380,538
                                                                   ------------
GERMANY: 7.5%
    42,100    Altana AG                                               6,562,294
    57,000    Hannover Rueckversicherungs AG                          5,040,260
   180,900    Jenoptik AG                                             5,282,803
       791    Porsche AG                                              2,581,052
    86,251    Ser Systeme AG                                          1,320,132
                                                                   ------------
                                                                     20,786,541
                                                                   ------------
HONG KONG: 4.0%
   190,400    China Mobile Ltd./HK*                                   5,164,600
 2,950,000    Giordano International Ltd.                             1,361,591
 4,042,000    Legend Holdings Ltd.                                    2,539,303
13,016,000    Oriental Press Group                                    1,902,412
                                                                   ------------
                                                                     10,967,906
                                                                   ------------
IRELAND: 1.8%
   378,000    Kerry Group plc                                         4,880,451
                                                                   ------------
ISRAEL: 4.0%
    39,500    Check Point Software Technologies Ltd.*                 5,276,953
    80,000    Teva Pharmaceutical Industries                          5,857,500
                                                                   ------------
                                                                     11,134,453
                                                                   ------------
ITALY: 5.3%
   400,750    Autogrill SpA                                           4,929,584
   412,000    Ducati Motor Holding SpA                                  746,655
   538,000    Fila Holding SPA*                                       4,102,250
 3,034,000    Parmalat Finanziaria SpA                                4,914,396
                                                                   ------------
                                                                     14,692,885
                                                                   ------------
JAPAN: 5.4%
    64,000    Anritsu                                                 1,511,547
   165,000    Furukawa Electric Co. Ltd.                              2,879,417
    63,300    Lawson, Inc.                                            2,502,764
       353    Nippon Telegraph & Telephone Corp.                      2,541,279
        78    NTT Docomo, Inc.                                        1,344,122
   142,000    Tokyo Broadcasting System                               4,198,390
                                                                   ------------
                                                                     14,977,519
                                                                   ------------
LUXEMBOURG: 1.6%
   495,700    Quilmes Industrial SA                                   4,461,300
                                                                   ------------
NETHERLANDS: 9.6%
    90,300    Akzo Nobel NV                                           4,850,084
    79,900    ING Groep NV                                            6,383,219
    60,342    Koninklijke Philips Electronics NV                      2,210,917
    74,000    Unilever NV                                             4,683,355
   309,016    Wolters Kluwer NV                                       8,426,419
                                                                   ------------
                                                                     26,553,994
                                                                   ------------
NEW ZEALAND: 1.7%
 5,258,000    Fletcher Challenge Building*                            4,560,263
                                                                   ------------

34 The Masters' Select Funds

MASTERS' SELECT INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS at December 31, 2000

SHARES                                                                VALUE
--------------------------------------------------------------------------------

PANAMA: 1.3%
   101,000    Banco Latinoamericano de Exportaciones*              $  3,490,812
                                                                   ------------
SINGAPORE: 3.4%
   445,560    DBS Group Holdings Ltd.                                 5,042,134
 6,579,800    Mandarin Oriental Ltd.*                                 4,276,870
                                                                   ------------
                                                                      9,319,004
                                                                   ------------
SOUTH KOREA: 1.9%
   104,100    Hite Brewery Co. Ltd.                                   2,962,530
    67,000    Shinsegae Department Store                              2,388,696
                                                                   ------------
                                                                      5,351,226
                                                                   ------------
SPAIN: 1.1%
   190,695    Telefonica SA*                                          3,151,501
                                                                   ------------
SWEDEN: 1.3%
   182,666    Assa Abloy AB                                           3,570,492
                                                                   ------------
SWITZERLAND: 1.5%
     4,430    Serono SA                                               4,263,557
                                                                   ------------
UNITED KINGDOM: 18.6%
   468,000    Atlantic Telecom Group plc                                699,801
   467,000    British American Tobacco plc                            3,559,611
   355,000    Cable & Wireless plc                                    4,793,409
   585,171    Capita Group plc                                        4,375,032
   299,500    Diageo plc                                              3,358,818
   687,521    Granada Compass plc                                     7,489,347
 4,389,600    House of Fraser                                         4,036,719
   619,300    Lloyds TSB Group plc                                    6,556,359
 4,313,200    Royal Doulton plc*                                      4,417,927
 3,322,000    Somerfield plc                                          4,669,344
 1,960,507    Vodafone Group plc                                      7,196,947
                                                                   ------------
                                                                     51,153,314
                                                                   ------------
TOTAL COMMON STOCKS
(cost $223,646,554)                                                 246,532,201
                                                                   ------------

PRINCIPAL
AMOUNT                                                                VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS: 9.5%

REPURCHASE AGREEMENT: 5.1%
$14,187,000 State Street Bank & Trust Co., 5.51%,
  12/29/00, due 1/2/01, [collateral: $12,855,000 U.S.
  Treasury Notes, 6.25%, due 5/15/30, value
  $14,494,013] (proceeds $14,195,693)
  (cost $14,187,000)                                               $ 14,187,000
                                                                   ------------
GOVERNMENT AGENCY OBLIGATION: 4.4%
12,100,000 Federal Home Loan Mortgage Discount
  Notes, 5.700%, 1/2/2001 (cost $12,098,094)                         12,098,084
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
(cost $26,285,084)                                                   26,285,084
                                                                   ------------
TOTAL INVESTMENTS
(cost $249,931,638): 98.9%                                          272,817,285

Cash and Other Assets in excess
of Liabilities: 1.1%                                                  2,947,435
                                                                   ------------
TOTAL NET ASSETS: 100.0%                                           $275,764,720
                                                                   ============

* Non-income producing security.

See accompanying Notes to Financial Statements.

                                                      Schedule of Investments 35

MASTERS' SELECT VALUE

Launched on June 30th of last year, Masters' Select Value got off to a sluggish start, underperforming its benchmarks over the last six months of the year. However, six months is not a long enough time to measure the success of any equity fund and we remain very optimistic. Much more encouraging is the early year 2001 performance. As we write this in mid-January the fund has performed strongly and caught and passed the Russell 3000 Value Index on an inception-to-date basis.

COMPARISON CHART

The value of a hypothetical $10,000 investment in the Masters' Select Value Fund from its inception (6/30/00) to present as compared with the Russell 3000 Value Index.

               MASTERS' SELECT VALUE FUND             RUSSELL 3000 VALUE INDEX
               --------------------------             ------------------------
06/00                    10,000                                10,000
07/00                    10,040                                10,139
08/00                    10,680                                10,696
09/00                    10,480                                10,783
10/00                    10,590                                11,028
11/00                    10,100                                10,630
12/00                    10,450                                11,201

The hypothetical $10,000 investment at Fund inception includes changes in share price and reinvestment of dividends and capital gains. Indexes are unmanaged, do not incur fees, and cannot be invested in directly.

INVESTMENT PERFORMANCE AS OF DECEMBER 31, 2000

                                                                CUMULATIVE TOTAL
                                                                  RETURN SINCE
                                                                  INCEPTION(1)
                                                                  ------------
MASTERS' SELECT VALUE FUND                                            4.50%

RUSSELL 3000 VALUE INDEX(2)                                          12.02%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND INVESTORS MAY HAVE A GAIN OR LOSS WHEN THEY SELL SHARES. Indexes are unmanaged, do not incur fees, and cannot be invested in directly.

(1)  The inception date of the Masters' Select Value Fund is June 30, 2000.
(2) The Russell 3000 Value Index is a broad based index that measures the performance of those companies within the 3,000 largest U.S. companies, based on total market capitalization, that have lower price-to-book ratios and lower forecasted growth rates.

36 The Masters' Select Funds

MASTERS' SELECT VALUE'S FIRST SIX MONTHS

Throughout its six-month life the fund's portfolio has been quite well diversified. As of the end of 2000 the fund's portfolio included 45 different holdings with no more than 15% in any sector. Though the fund can legally be "non-diversified", we expect that it will typically be well diversified across value companies. We believe the fund's diversification relative to other value-oriented funds will be aided by the fact that each manager has a distinct approach to stock selection. In addition, the universe of stocks each looks at and how they define value stocks differ to varying degrees.

During its first six months Masters' Select Value has steadily grown its assets, closing the year at $56 million. Growth has continued early in 2001, and as we write this, fund assets are approaching $70 million. This asset growth is important to shareholders because it allows the fund's overhead to be spread across a larger shareholder base, thus reducing expenses. When the fund was launched expenses were capped at 1.70%. Currently expenses are accruing at the lower level of 1.41%. Expenses should continue to fall significantly, assuming there is steady asset growth.

During the first six months of its existence Masters' Select Value was the recipient of positive media coverage from a variety of sources. Morningstar, the fund-tracking firm, referred to the fund's four managers as "a dream team" and named Masters' Select Value as one of two runners up for Rookie Fund of the Year. And in USA TODAY'S Investment Outlook 2001, Morningstar Director of Research John Rekenthaler mentioned that Masters' Select Value was his favorite new fund of 2000. Other notable stories included SMART MONEY'S "Death of the Expert", KIPLINGER'S PERSONAL FINANCE feature story, "Meeting of the Minds" and MUTUAL FUNDS MAGAZINE'S "Four Kings."

LOOKING FORWARD

It's too early in the life of this fund for much analysis or reflection, but we are extremely optimistic with respect to the potential of Masters' Select Value to generate solid returns in general and strong LONG-TERM performance relative to its benchmarks and peer group. There are three reasons for our optimism:

     1.   We believe we have pulled together four of the best value investors.

     2. We also believe the Masters' Select structure adds value and that the success of Masters' Select Equity and Masters' Select International offer reason to be optimistic about other Masters' Select funds. It is the structure that combines the efforts of highly skilled stock pickers and gives them the opportunity to focus on only their highest conviction stocks for a fund that has a long-term orientation and will not be allowed to get too big.

     3. Though we don't expect the very high returns delivered over much of the past twenty years, we do believe that the value stock universe currently offers solid opportunities on a three to five year basis. Although the value style

                                                                 Fund Summary 37
          outperformed the rest of the U.S. stock market over the past nine months, it had significantly underperformed during the two previous years. Relative to the rest of the market, the value universe, especially outside the large-cap sector, appears very reasonably priced with some compelling opportunities at a stock picking level. The following table displays price-earnings ratios for growth and value across different market cap segments. Price-earnings ratios are one way of measuring relative value. As of the end of 2000, the relationships between growth and value P/Es still suggested that growth stocks were quite expensive compared to value stocks (relative to the historical valuation relationship between these style segments).

GROWTH P/E RATIOS VS. VALUE P/E RATIOS FOR SMALL, MID AND LARGE-CAP STOCKS (12/31/00)

S&P/BARRA INDEX                GROWTH                      VALUE
---------------                ------                      -----
  Small-Cap                     29.2x                      15.8x

  Mid-Cap                       35.4x                      17.1x

  Large-Cap                     38.5x                      19.6x

As of 12/31/00 only 33% of Masters' Select Value's portfolio was in large-cap stocks. A much larger portion, 46% was in mid-cap stocks with 7% in small-cap stocks and 5% in foreign stocks.

We thank you for your confidence in the Masters' Select Value Fund and look forward to a long and rewarding relationship. Please see the following pages for a portfolio and market-cap breakout, a stock profile written by each of our managers, and an interview with Bill Nygren.

38 The Masters' Select Funds

[PHOTO OF BILL NYGREN]

AN INTERVIEW WITH BILL NYGREN

BILL NYGREN MANAGES APPROXIMATELY 25% OF
THE MASTERS' SELECT VALUE FUND.

WHAT ATTRACTED YOU TO THE BUSINESS OF STOCK PICKING?

I think it was an odd combination of my love of sports and my talents being more oriented to numbers than words. Since I was a kid, the pure competition in sports has fascinated me. The challenge of trying to outperform my peers in the stock market has that same attraction.

HOW DID YOUR INVESTMENT PHILOSOPHY DEVELOP?

I grew up in a middle-class Midwestern home. My parents taught me that by being a smart consumer I could buy more with my allowance. When I started reading about the stock market, the writings of Graham, Buffett, and Templeton intuitively made sense to me. They approached the stock market in the same way that I had been taught to behave as a consumer - that is, when something is on sale, you should buy more of it.

CAN YOU BRIEFLY DESCRIBE THE KEY ELEMENTS OF YOUR STOCK PICKING DISCIPLINE?

We look for three things in any stock. First, a price that is less than 60% of our estimate of the price an acquirer would pay to buy the entire company (we sell when the price exceeds 90%). Second, a business where value grows as time passes. And third, management that is on the same side of the table as are the outside investors. When those criteria are met, we are prepared to be patient, waiting for the market to reward this value. We would not buy a stock we were unwilling to hold for a three to five year time horizon.

AS YOU RESEARCH COMPANIES, WHAT ARE YOUR MOST IMPORTANT SOURCES OF INFORMATION?

We generally are attracted to a stock for one of two reasons: either a large price decline has brought the company to our attention, or one of our corporate contacts comments that a customer or competitor is doing an unusually good job running their business. Importantly, we rarely use Wall Street research as a starting point when researching a new idea.

HOW MUCH RESEARCH DO YOU DO YOURSELF AND IN WHAT WAYS DO YOU RELY ON OTHER MEMBERS OF YOUR TEAM?

I am supported by a great research team and I rely very heavily on them. I do some of my own research, but I'd estimate it's 10% me, 90% the research team. They spend all their time looking for stocks that meet our value criteria and then honing their estimates of intrinsic value. Once they have developed conviction on a new stock, I'm a pretty easy sale!

                                                                 Fund Summary 39

WHAT FACTORS HAVE BEEN MOST IMPORTANT TO YOUR SUCCESS?

One of the most important factors has definitely been the strict adherence by our organization to a well developed investment philosophy. A reason many investors fail is that they don't truly have an investment philosophy. Then, they have no solid basis for deciding when to buy and sell stocks. Other factors include the very strong research team I mentioned earlier, a comfort for making decisions that go against the crowd, and a passion for winning.

HOW ATTRACTIVE ARE TODAY'S STOCK PICKING OPPORTUNITIES COMPARED WITH OTHER POINTS IN TIME IN YOUR CAREER?

This year has been a value investor's dream. Most investors completely ignored intrinsic value as they decided what to buy and sell. That fact alone created more opportunity than I've seen in years. In general, I think the popularity of momentum based investment styles presents an ongoing positive for value investors. Sellers who want out regardless of price keep creating new opportunities for us.

WHAT ARE YOUR PRIMARY CONCERNS WITH RESPECT TO TODAY'S INVESTMENT CLIMATE?

Clearly short-term factors like energy prices and the threat of recession are negatives. However, looking longer term, I don't see major threats. Most importantly, outside of the technology industry, prices for most businesses are at reasonable levels compared to the earnings power those businesses possess. And the environment is so much healthier than when I entered the business 20 years ago. Capitalism is spreading worldwide, conservative economic policies have become mainstream in both parties, and businesses are run increasingly more for their shareholders than for their managements. About the only concern that leaves is that I believe many investors have been spoiled recently and expect long term returns that are way above historical averages. They will be disappointed. But I think there is great opportunity to construct portfolios that will provide very attractive returns relative to other financial instruments.

IS THERE ANYTHING YOU DO DIFFERENTLY IN RUNNING YOUR VERY CONCENTRATED MASTERS' PORTFOLIO (THAT IS ALSO PART OF A BROADLY DIVERSIFIED PORTFOLIO) THAN YOU DO IN MANAGING A MORE DIVERSIFIED PORTFOLIO?

The approach is basically the same. One difference is that the more concentrated the portfolio, the more I focus on the chance of being wrong as opposed to just maximizing the expected returns. Effectively, I'm willing to sacrifice a little of the possible upside in exchange for more certainty that the upside outcome occurs.

40 The Masters' Select Funds

MASTERS' SELECT VALUE FUND

INVESTMENT MANAGERS
                                  TARGET ASSET      MARKET        STOCK-PICKING
MANAGER              FIRM          ALLOCATION   CAPITALIZATION        STYLE
-------              ----          ----------   --------------        -----
MASON HAWKINS     Southeastern        25%          All sizes       Value
                  Asset
                  Management

BILL MILLER       Legg Mason          25%          All sizes but   Eclectic, may
                  Fund Advisor                     mostly large    invest in
                                                   and mid-sized   traditional
                                                   companies       value stocks
                                                                   or growth
                                                                   stocks

BILL NYGREN       Harris              25%          Mostly large    Value
                  Associates                       and mid-sized
                                                   companies


LARRY SONDIKE     Franklin Mutual     25%          All sizes       Value
                  Advisors


PORTFOLIO COMPOSITION

The Fund holds 45 securities, exclusive of cash equivalents.

Foreign Securities       5.4%
Mid-Cap                 45.5%
Large-Cap               32.8%
Cash Equities            9.3%
Small-Cap                7.0%

Fund Summary 41

MASTERS' SELECT VALUE FUND STOCK HIGHLIGHTS

A T & T - MASON HAWKINS

A most inefficient stock market gave us an opportunity to purchase A T & T at substantially less than the mid $30's net value we ascribe to the combination of its four component businesses. A very capable Board, including the likes of John Malone, Amos Hostetter, Sandy Weill, and Lou Simpson, has elected to distribute the cable, wireless, consumer and business network companies to shareholders in order to surface their values. Thus, we expect to be paid within a reasonably short time horizon. As independent entities, each should be able to more effectively compete for management and capital and to account more responsibly to their owners. Rarely has such an American icon been as discounted below intrinsic value.

BANK ONE CORPORATION - BILL MILLER

Bank One Corporation is held in both the Equity Fund and the Value Fund. Please refer to the discussion appearing on page 18.

ENERGIZER HOLDINGS - BILL NYGREN

Energizer Holdings (ENR) is the second largest manufacturer of batteries (behind Duracell) selling under the names Energizer, Eveready and E2. We expect ENR to report earnings per share of about $1.60 for their fiscal year ending next September. Adding back 20(cent) of goodwill amortization and adjusting earnings to a calendar year puts ENR at 10 times next year's cash earnings and below 7 times EBITA (earnings before interest, taxes and amortization).

When Duracell was purchased by Gillette in 1996, the price exceeded 18 times EBITA. Assuming Gillette was willing to overpay somewhat since they were issuing high-priced shares, we felt it appropriate to set a less aggressive target more in line with acquisitions of other branded household product companies, more like 12 times EBITA. Using our forecast for next year, that equates to a $37 per share value.

We like the battery business because its unit growth rate is twice that of other consumer packaged goods. Also, a duopoly market leads to strong pricing. Energizer lost some market share last year to Duracell's Ultra product line. This year, however, by launching the high-end E2 line and reintroducing the Eveready line at the low end, Energizer has gained market share. Management is allocating excess cash flow toward share repurchase, initiating a 5% repurchase last September. Good market growth, growing market share and a declining share base should lead to annual EPS growth well in excess of 10%.

42 The Masters' Select Funds

Last, management seems to agree with our optimistic view. Since the spinoff from Ralston in April, insiders have purchased over 2.5 million shares of stock. Priced at less than 60% of an intrinsic value that we expect to deliver double-digit annual growth, with management aligned with outside shareholders, we feel ENR is a great opportunity.

FEDERATED DEPARTMENT STORES - LARRY SONDIKE

Federated Department Stores is comprised of two businesses, a mall-based department store business, which is roughly 90% of company sales, and a direct to consumer business. The department store business, which is the largest in the U.S., consists of such venerable names as Macy's and Bloomingdale's as well as Rich's, Lazarus, Goldsmith's, Burdines, The Bon Marche and Stern's. The direct to consumer business consists of direct mail catalog titles, which includes Macy's by Mail, Bloomingdale's by Mail and Fingerhut Companies as well as e-commerce operations, which include the macys.com, bloomingdales.com and fingerhut.com sites.

The department store business, while mature, is an attractive business. The competitive landscape is rational and operators are not tempted to overbuild, which can wreak havoc on profits and margins. Department stores enjoy a natural competitive advantage in that they are diversified and carry assortments in many different categories. This enables department stores to "flex" their square footage, emphasizing those categories that are gaining market share with the customer. Department stores are also the preferred outlet of distribution for many national brand names such as Lee, Liz Claiborne and Ralph Lauren. Well-run department stores are generators of significant cash flow, which can be used to make strategic acquisitions, repay debt or buy back stock.

During the second half of 2000, many investors avoided department store stocks due to concerns over the future strength of the economy. Federated stock was especially punished after their Fingerhut credit portfolio warned of disappointing results for the year. We were able to buy a significant position in Federated stock at only seven times 2001 earnings per share. The shares have already appreciated substantially since their purchase. As the impact of the Fed's easing stance begins to be incorporated into the market, we would expect Federated stock's price to return to its historic multiples, generating further appreciation.

Federated Department Stores is a good example of the stock picking strategies we employ at Mutual Series. We strive to own good businesses, with strong franchises, managed by top-notch executives who are focused on creating shareholder value, all at a deep discount to the stock's intrinsic value. We believe Federated Department Stores meet all these criteria.

                                                                 Fund Summary 43

MASTERS' SELECT VALUE FUND
SCHEDULE OF INVESTMENTS at December 31, 2000

SHARES                                                                VALUE
--------------------------------------------------------------------------------
COMMON STOCKS: 90.7%

BASIC INDUSTRY: 2.5%
    19,500    Rayonier, Inc.                                       $    776,344
    12,200    Syngenta AG                                               654,821
                                                                   ------------
                                                                      1,431,165
                                                                   ------------
BUSINESS SERVICES: 11.6%
    22,000    Moody's Corp.                                             565,125
    46,000    New Dun & Bradstreet Corp. (The)*                       1,190,250
   100,000    Republic Services, Inc. - Class A*                      1,718,750
   144,000    ServiceMaster Co.                                       1,656,000
    51,000    Waste Management, Inc.                                  1,415,250
                                                                   ------------
                                                                      6,545,375
                                                                   ------------
CAPITAL GOODS: 2.1%
    16,300    Martin Marietta Materials, Inc.                           689,490
    22,000    USG Corp.                                                 495,000
                                                                   ------------
                                                                      1,184,490
                                                                   ------------
CONGLOMERATES: 1.7%
       400    Berkshire Hathaway, Inc. - Class A*                       941,600
                                                                   ------------
CONSUMER PRODUCTS: 13.6%
    74,000    Delphi Automotive Systems                                 832,500
    45,000    Eastman Kodak Co.                                       1,771,875
    49,000    Energizer Holdings, Inc.*                               1,047,375
    45,000    Fortune Brands, Inc.                                    1,350,000
    26,000    General Motors Corp.                                    1,324,375
    19,000    Liz Claiborne, Inc.                                       790,875
    47,000    Visteon Corp                                              540,500
                                                                   ------------
                                                                      7,657,500
                                                                   ------------
CONSUMER SERVICES: 11.6%
    36,000    Federated Department Stores*                            1,260,000
    17,200    May Department Stores Co.                                 563,300
   143,000    Saks, Inc.*                                             1,430,000
    51,000    Toys R US, Inc.*                                          851,062
    73,500    Tricon Global Restaurants, Inc.*                        2,425,500
                                                                   ------------
                                                                      6,529,862
                                                                   ------------
FINANCE: 12.6%
    40,000    Bank One Corp.                                          1,465,000
    14,700    Bear Stearns Companies, Inc. (The)*                       745,106
    11,000    Fairfax Financial Holdings Ltd.*                        1,675,332
   300,000    Finova Group, Inc.                                        281,250
     8,080    MBIA, Inc.                                                598,930
    45,000    UnumProvident Corp.                                     1,209,375
    22,000    Washington Mutual, Inc.                                 1,167,375
                                                                   ------------
                                                                      7,142,368
                                                                   ------------
HOTELS & MOTELS: 5.5%
   148,000    Hilton Hotels Corp.                                     1,554,000
    70,000    Mandalay Resort Group                                   1,535,625
                                                                   ------------
                                                                      3,089,625
                                                                   ------------
MEDIA: 6.1%
    78,500    AT&T Corp./Liberty Media Corp.*                         1,064,656
    12,073    Lagardere S.C.A.                                          700,598
    13,500    Scripps Co. (E.W.)                                        848,812
     1,380    Washington Post Co.                                       851,288
                                                                   ------------
                                                                      3,465,354
                                                                   ------------
TECHNOLOGY: 14.0%
    37,000    Ceridian Corp.*                                           737,688
    85,000    Dell Computer Corp.*                                    1,484,844
    17,000    Electronic Data Systems Corp.                             981,750
    20,000    First Data Corp.                                        1,053,750
    90,000    Gateway, Inc.*                                          1,619,100
    48,000    Reynolds & Reynolds Co.                                   972,000
    35,000    Thermo Electron Corp.                                   1,041,250
                                                                   ------------
                                                                      7,890,382
                                                                   ------------
TELECOMMUNICATIONS: 7.2%
   172,000    AT&T Corp.                                              2,977,750
    11,900    Telephone & Data Systems, Inc.                          1,071,000
                                                                   ------------
                                                                      4,048,750
                                                                   ------------
TRANSPORTATION: 2.2%
    32,000    FedEx Corp.*                                            1,278,720
                                                                   ------------
TOTAL COMMON STOCKS
(cost $50,325,802)                                                   51,205,191
                                                                   ------------

44 The Masters' Select Funds

MASTERS' SELECT VALUE FUND
SCHEDULE OF INVESTMENTS at December 31, 2000 - (Continued)

PRINCIPAL
AMOUNT                                                                 VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 8.2%

REPURCHASE AGREEMENT: 8.2%
$4,613,000    State Street Bank & Trust Co. 5.51%,
               12/29/00, due 1/02/01, [collateral:
$4,185,000     U.S. Treasury Notes, 6.25%, due
               5/15/30, value $4,718,588] (proceeds
               $4,615,824)                                         $  4,613,000
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
(cost $4,613,000)                                                     4,613,000
                                                                   ------------
TOTAL INVESTMENTS
(cost $54,938,802): 98.9%                                            55,818,191

Cash and Other Assets in excess
of Liabilities: 1.1%                                                    614,318
                                                                   ------------
TOTAL NET ASSETS: 100.0%                                           $ 56,432,509
                                                                   ============

* Non-income producing security.

See accompanying Notes to Financial Statements.

                                                      Schedule of Investments 45

MASTERS' SELECT FUNDS TRUST
STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2000

                                                                           INTERNATIONAL
                                                      EQUITY FUND               FUND              VALUE FUND
                                                      -----------               ----              ----------
ASSETS
Investments in securities, at cost                   $ 423,658,970         $ 249,931,638         $  54,938,802
                                                     =============         =============         =============
Investments in securities, at value                  $ 470,754,709         $ 272,817,285         $  55,818,191
Cash                                                       132,341                 3,277                   874
Receivables:
  Securities sold                                        2,825,302             2,470,057                    --
  Fund shares sold                                         789,214             1,324,783             1,420,642
  Dividends and interest                                   358,400                21,705                45,867
  Foreign taxes witheld                                      8,492               143,819                    --
Deferred organizational costs                               19,811                14,605                    --
Prepaid expenses                                            16,723                19,033                 9,207
                                                     -------------         -------------         -------------
     Total assets                                      474,904,992           276,814,564            57,294,781
                                                     -------------         -------------         -------------
LIABILITIES
Payables:
  Securities purchased                                   5,178,573                    --               535,002
  Fund shares redeemed                                     271,759               709,046               206,768
  Advisory fees                                            416,617               216,685                66,405
Unrealized loss on forward exchange contracts                   --                13,879                24,931
Accrued expenses                                            64,279               110,234                48,856
                                                     -------------         -------------         -------------
     Total liabilities                                   5,931,228             1,049,844               881,962
                                                     -------------         -------------         -------------
NET ASSETS                                           $ 468,973,764         $ 275,764,720         $  56,412,819
                                                     =============         =============         =============
  Number of shares issued and outstanding
   (unlimited number of shares authorized,
   $0.01 par value)                                     36,128,484            18,007,872             5,398,484
                                                     -------------         -------------         -------------
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE                         $       12.98         $       15.31         $       10.45
                                                     =============         =============         =============
COMPONENTS OF NET ASSETS
  Paid-in capital                                    $ 424,474,031         $ 257,789,082         $  55,332,471
  Undistributed (Distributions in excess of)
   net realized gain on investments                     (2,595,412)           (4,903,047)              225,890
Net unrealized appreciation on
 investments and foreign currency                       47,095,145            22,878,685               854,458
                                                     -------------         -------------         -------------
     Net assets                                      $ 468,973,764         $ 275,764,720         $  56,412,819
                                                     =============         =============         =============

See accompanying Notes to Financial Statements.

46 The Masters' Select Funds

MASTERS' SELECT FUNDS TRUST
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2000

                                                                           INTERNATIONAL
                                                      EQUITY FUND               FUND              VALUE FUND
                                                      -----------               ----              ----------
INVESTMENT INCOME
 Income
  Dividends (net of foreign taxes withheld of
   $6,856, $356,822 and $0, respectively)             $  2,699,081         $  3,084,539          $    231,489
  Interest                                               1,460,718            1,367,167               117,472
                                                      ------------         ------------          ------------
     Total income                                        4,159,799            4,451,706               348,961
                                                      ------------         ------------          ------------
Expenses
  Advisory fees                                          5,188,776            2,983,497               218,145
  Administration fees                                      169,658               99,697                20,109
  Custody fees                                              51,417              192,833                19,195
  Fund accounting fees                                      68,608               64,223                16,000
  Transfer agent fees                                      187,720               69,086                18,001
  Amortization of deferred
   organizational costs                                     21,316                7,551                    --
  Registration expense                                      33,099               42,353                12,000
  Professional fees                                         80,764               63,901                25,001
  Reports to shareholders                                   89,263               49,169                 7,500
  Trustee fees                                              13,623               14,999                 5,000
  Insurance expense                                         14,983                7,499                 2,000
  Miscellaneous                                             39,028               27,495                 3,498
                                                      ------------         ------------          ------------
     Total expenses                                      5,958,255            3,622,303               346,449
     Less: fees waived                                    (120,514)            (433,190)              (10,026)
     Less: expenses paid indirectly                         (3,911)              (4,831)               (1,695)
                                                      ------------         ------------          ------------
     Net expenses                                        5,833,830            3,184,282               334,728
                                                      ------------         ------------          ------------

          NET INVESTMENT INCOME (LOSS)                  (1,674,031)           1,267,424                14,233
                                                      ------------         ------------          ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY
 Net realized gain (loss) on:
   Investments                                          37,223,648           37,664,779               246,172
   Foreign currency transactions                                --              928,883               (23,739)
                                                      ------------         ------------          ------------
 Net realized gain                                      37,223,648           38,593,662               222,433
                                                      ------------         ------------          ------------
 Net unrealized appreciation (depreciation) on:
   Investments                                         (22,974,270)         (58,817,399)              879,389
   Foreign currency transactions                              (152)             (73,551)              (24,931)
                                                      ------------         ------------          ------------
   Net unrealized appreciation (depreciation)          (22,974,422)         (58,890,950)              854,458
                                                      ------------         ------------          ------------
   Net realized and unrealized gain (loss) on
    investments and foreign currency                    14,249,226          (20,297,288)            1,076,891
                                                      ------------         ------------          ------------
     NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS                       $ 12,575,195         $(19,029,864)         $  1,091,124
                                                      ============         ============          ============

* For the period from June 30, 2000 (commencement of operations) to December 31, 2000.

See accompanying Notes to Financial Statements.

                                                      Statement of Operations 47

MASTERS' SELECT EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                    YEAR ENDED           YEAR ENDED
                                                                DECEMBER 31, 2000     DECEMBER 31, 1999
                                                                -----------------     -----------------
INCREASE IN NET ASSETS FROM:
OPERATIONS
  Net investment loss                                            $  (1,674,031)        $    (490,430)
  Net realized gain on investments and foreign currency             37,223,648            90,855,318
  Net unrealized appreciation (depreciation)
   on investments and foreign currency                             (22,974,422)            7,559,672
                                                                 -------------         -------------
     NET INCREASE IN NET ASSETS RESULTING FROM
      OPERATIONS                                                    12,575,195            97,924,560
                                                                 -------------         -------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income                                                --              (453,126)
  From net realized gain                                           (56,306,930)          (72,845,649)
                                                                 -------------         -------------
     Total distributions                                           (56,306,930)          (73,298,775)
                                                                 -------------         -------------
CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived from
   net change in outstanding shares (a)                             63,458,924            19,162,903
                                                                 -------------         -------------
     TOTAL INCREASE IN NET ASSETS                                   19,727,189            43,788,688

NET ASSETS
  Beginning of year                                                449,246,575           405,457,887
                                                                 -------------         -------------
  END OF YEAR                                                    $ 468,973,764         $ 449,246,575
                                                                 =============         =============
  Undistributed net investment income                            $          --         $          --
                                                                 =============         =============

(a)  A summary of capital share transactions is as follows:

                                            YEAR ENDED                      YEAR ENDED
                                        DECEMBER 31, 2000                DECEMBER 31, 1999
                                   ---------------------------       ---------------------------
                                      SHARES          VALUE            SHARES          VALUE
                                   ----------      -----------       ----------     ------------
Shares sold                         5,868,297    $  86,487,875        4,970,856    $  73,906,691
Shares issued in reinvestment
  of distribution                   4,483,147       55,311,327        5,062,626       71,775,849
Shares redeemed                    (5,460,704)     (78,340,278)      (8,668,083)    (126,519,637)
                                   ----------      -----------       ----------     ------------
Net increase                        4,890,740    $  63,458,924        1,365,399    $  19,162,903
                                    =========    =============        =========    =============

See accompanying Notes to Financial Statements.

48 The Masters' Select Funds

MASTERS' SELECT INTERNATIONAL FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                  YEAR ENDED            YEAR ENDED
                                                              DECEMBER 31, 2000      DECEMBER 31, 1999
                                                              -----------------      -----------------
INCREASE IN NET ASSETS FROM:

OPERATIONS
  Net investment income                                         $   1,267,424          $      15,363
  Net realized gain on investments and foreign currency            38,593,662             10,874,679
  Net unrealized appreciation (depreciation) on
   investments and foreign currency                               (58,890,950)            72,373,381
                                                                -------------          -------------
     NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS                                   (19,029,864)            83,263,423
                                                                -------------          -------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income                                         (724,030)              (353,934)
  From net realized gain                                          (36,981,527)            (4,038,447)
                                                                -------------          -------------
     Total distributions                                          (37,705,557)            (4,392,381)
                                                                -------------          -------------
CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived from net
   change in outstanding shares (a)                               113,142,718             45,266,103
                                                                -------------          -------------
     TOTAL INCREASE IN NET ASSETS                                  56,407,297            124,137,145

NET ASSETS
  Beginning of year                                               219,357,423             95,220,278
                                                                -------------          -------------
  END OF YEAR                                                   $ 275,764,720          $ 219,357,423
                                                                =============          =============
  Undistributed net investment income                           $          --          $      53,757
                                                                =============          =============

(a)  A summary of capital share transactions is as follows:

                                           YEAR ENDED                      YEAR ENDED
                                        DECEMBER 31, 2000                DECEMBER 31, 1999
                                    --------------------------        --------------------------
                                     SHARES          VALUE             SHARES          VALUE
                                    ---------    -------------        ---------    -------------
Shares sold                         9,999,721    $ 190,895,315        7,886,341    $ 110,540,261
Shares issued in reinvestment
  of distribution                   2,449,922       36,969,605          274,383        4,296,677
Shares redeemed                    (6,188,577)    (114,722,202)      (5,108,427)     (69,570,835)
                                    ---------    -------------        ---------    -------------
Net increase                        6,261,066    $ 113,142,718        3,052,297    $  45,266,103
                                    =========    =============        =========    =============

See accompanying Notes to Financial Statements.

                                           Statement of Changes in Net Assets 49

MASTERS' SELECT VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                 JUNE 30, 2000*
                                                                    THROUGH
                                                               DECEMBER 31, 2000
                                                               -----------------
INCREASE IN NET ASSETS FROM:

OPERATIONS
  Net investment income                                          $    14,233
  Net realized gain on investments and foreign currency              222,433
  Net unrealized appreciation on investments and foreign
   currency                                                          854,458
                                                                 -----------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          1,091,124
                                                                 -----------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income                                              --
  From net realized gain                                                  --
                                                                 -----------
     Total distributions                                                  --
                                                                 -----------
CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived from net change in
   outstanding shares (a)                                         55,321,695
                                                                 -----------
     TOTAL INCREASE IN NET ASSETS                                 56,412,819

NET ASSETS
  Beginning of period                                                     --
                                                                 -----------

  END OF PERIOD                                                  $56,412,819
                                                                 ===========
Undistributed net investment income                              $        --
                                                                 ===========

(a) A summary of capital share transactions is as follows:

                                                           JUNE 30, 2000*
                                                               THROUGH
                                                          DECEMBER 31, 2000
                                                      -------------------------
                                                       SHARES           VALUE
                                                      ---------    ------------
Shares sold                                           5,524,320    $ 56,609,175
Shares issued in reinvestment of distribution                --              --
Shares redeemed                                        (125,836)     (1,287,480)
                                                      ---------    ------------
Net increase                                          5,398,484    $ 55,321,695
                                                      =========    ============

*    Commencement of operations.

See accompanying Notes to Financial Statements.

50 The Masters' Select Funds

MASTERS' SELECT EQUITY FUND
FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period

                                                       YEAR ENDED DECEMBER 31,
                                             -------------------------------------------
                                              2000        1999        1998        1997**
                                             -------     -------     -------     -------
Net asset value,
 beginning of period                         $ 14.38     $ 13.57     $ 11.84     $ 10.00
                                             -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                 (0.05)      (0.01)       0.03        0.03
  Net realized and unrealized gain on
   investments and foreign currency             0.42        3.52        1.73        2.90
                                             -------     -------     -------     -------
     Total from investment operations           0.37        3.51        1.76        2.93
                                             -------     -------     -------     -------
LESS DISTRIBUTIONS:
  From net investment income                      --       (0.02)      (0.02)      (0.03)
  From net realized gain                       (1.77)      (2.68)      (0.01)      (1.06)
                                             -------     -------     -------     -------
     Total distributions                       (1.77)      (2.70)      (0.03)      (1.09)
                                             -------     -------     -------     -------

NET ASSET VALUE, END OF PERIOD               $ 12.98     $ 14.38     $ 13.57     $ 11.84
                                             =======     =======     =======     =======

Total return                                    3.17%      26.45%      14.90%      29.11%
                                             -------     -------     -------     -------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions)       $ 469.0     $ 449.2     $ 405.5     $ 296.9
                                             -------     -------     -------     -------
  Ratio of expenses to average net
   assets before expenses paid indirectly:
     Before fees waived                         1.26%       1.28%       1.38%       1.47%
                                             -------     -------     -------     -------
     After fees waived                          1.24%       1.26%       1.38%       1.47%
                                             -------     -------     -------     -------
  Ratio of net investment income
   (loss) to average net assets:               (0.35)%     (0.12)%      0.30%       0.12%
                                             -------     -------     -------     -------
Portfolio turnover rate                       129.70%     116.42%     135.41%     145.11%
                                             -------     -------     -------     -------

**   Commenced operations on December 31, 1996.

See accompanying Notes to Financial Statements.

                                                         Financial Highlights 51

MASTERS' SELECT INTERNATIONAL FUND
FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period

                                                 YEAR ENDED DECEMBER 31,      PERIOD ENDED**
                                             -------------------------------   DECEMBER 31,
                                               2000        1999        1998       1997
                                             -------     -------     -------    -------
Net asset value,
 beginning of period                         $ 18.67     $ 10.95     $  9.88    $ 10.00
                                             -------     -------     -------    -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                         0.07          --^       0.08         --
  Net realized and unrealized gain (loss)
   on investments and foreign currency         (1.04)       8.13        1.08      (0.12)
                                             -------     -------     -------    -------
     Total from investment operations          (0.97)       8.13        1.16      (0.12)
                                             -------     -------     -------    -------
LESS DISTRIBUTIONS:
  From net investment income                   (0.05)      (0.03)      (0.09)        --
  From net realized gain                       (2.34)      (0.38)         --         --
                                             -------     -------     -------    -------
     Total distributions                       (2.39)      (0.41)      (0.09)        --
                                             -------     -------     -------    -------

NET ASSET VALUE, END OF PERIOD               $ 15.31     $ 18.67     $ 10.95    $  9.88
                                             =======     =======     =======    =======

Total return                                   (5.01)%     75.01%      11.74%     (1.20)%+
                                             -------     -------     -------    -------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions)       $ 275.8     $ 219.4     $  95.2    $  45.9
                                             -------     -------     -------    -------
  Ratio of expenses to average net
   assets before expenses paid indirectly:
     Before fees waived                         1.34%       1.41%       1.63%      1.83%*
                                             -------     -------     -------    -------
     After fees waived                          1.18%       1.29%       1.55%      1.83%*
                                             -------     -------     -------    -------
  Ratio of net investment income
   to average net assets:                       0.47%       0.01%       0.87%      0.42%*
                                             -------     -------     -------    -------
Portfolio turnover rate                       149.25%     100.00%      73.59%      0.00%
                                             -------     -------     -------    -------

*    Annualized.
**   Commenced operations on December 1, 1997.
^    Amount represents less than $0.01 per share.
+    Not Annualized.

See accompanying Notes to Financial Statements.

52 The Masters' Select Funds

MASTERS' SELECT VALUE FUND
FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period

                                                                PERIOD ENDED**
                                                               DECEMBER 31, 2000
                                                               -----------------
Net asset value,
  beginning of period                                               $10.00
                                                                    ------
INCOME FROM INVESTMENT OPERATIONS:

  Net investment income                                               0.01
  Net realized and unrealized gain on
   investments and foreign currency                                   0.44
                                                                    ------
     Total from investment operations                                 0.45
                                                                    ------
LESS DISTRIBUTIONS:
  From net investment income                                            --
  From net realized gain                                                --
                                                                    ------
     Total distributions                                                --
                                                                    ------
NET ASSET VALUE, END OF PERIOD                                      $10.45
                                                                    ======
Total return                                                          4.50%+
                                                                    ------
RATIOS/SUPPLEMENTAL DATA:

  Net assets, end of period (millions)                              $ 56.4
                                                                    ------
  Ratio of expenses to average net assets
   before expenses paid indirectly:

     Before fees waived                                               1.75%*
                                                                    ------
     After fees waived                                                1.70%*
                                                                    ------
  Ratio of net investment income
   to average net assets:                                             0.07%*
                                                                    ------
Portfolio turnover rate                                              17.05%
                                                                    ------

*    Annualized.
+    Not Annualized.
**   Commenced operations on June 30, 2000.

See accompanying Notes to Financial Statements.

                                                         Financial Highlights 53

MASTERS' SELECT FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

The Masters' Select Funds Trust (the "Trust") was organized as a Delaware business trust registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust consists of three separate series: the Masters' Select Equity Fund, Masters' Select International Fund and the Masters' Select Value Fund (each a "Fund" and collectively the "Funds").

The Masters' Select Equity Fund is a growth fund that seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock picking ideas of six highly regarded portfolio managers.

The Masters' Select International Fund invests primarily in foreign companies. It seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of five highly regarded international portfolio managers.

The Masters' Select Value Fund is a growth fund that seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock picking ideas of four highly regarded value managers.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds. These policies are in conformity with generally accepted accounting principles.

A. SECURITY VALUATION. Investments in securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading. Securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the mean between the closing bid and asked prices. Securities for which market prices are not readily available are valued at fair values as determined in good faith by the Board of Trustees. Debt securities maturing within 60 days or less are valued at amortized cost unless the Board of Trustees determines that amortized cost does not represent fair value.

B. FOREIGN CURRENCY TRANSLATION. The Funds' records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

54 The Masters' Select Funds

MASTERS' SELECT FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS - (Continued)

     The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

     Net realized foreign exchange gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

C. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Funds may utilize forward foreign currency exchange contracts ("forward contracts") under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the risks of foreign exchange fluctuations. All commitments are "marked-to-market" daily and any resulting unrealized gains or losses are included as unrealized appreciation or depreciation on foreign currency denominated assets and liabilities. The Funds record realized gains or losses at the time the forward contract is settled. Counter parties to these forward contracts are major U.S. financial institutions.

D. FEDERAL INCOME TAXES. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Accordingly, no provisions for federal income taxes are required.

E. DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition - "temporary differences"), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

     The following amounts were reclassified within the capital accounts at December 31, 2000. These reclassifications primarily relate to the Funds' utilization of earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for tax purposes.

                                                Notes to Financial Statements 55

MASTERS' SELECT FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS - (Continued)
                                                 INTERNATIONAL
                                  EQUITY FUND        FUND         VALUE FUND
                                  ----------      ----------      ----------
Paid-in capital                   $6,568,005      $7,324,032        $10,776
Undistributed net investment
  income (loss)                   $1,674,031      ($547,214)        $3,457
Undistributed net realized gain
  on investments                  ($8,242,036)    ($6,776,818)      ($14,233)

F. SECURITY TRANSACTIONS, DIVIDEND INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. Realized gains and losses on securities transactions are reported on an identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the effective interest method.

G. REPURCHASE AGREEMENTS. It is the Trust's policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities, including accrued interest, is sufficient to cover the value of the repurchase agreements.

H. DEFERRED ORGANIZATION COSTS. Expenses incurred by the Adviser in connection with the organization and registration of Equity and International Funds' shares were borne by them and are being amortized to expense on a straight-line basis over a period of five years.

I. ACCOUNTING ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

J. OTHER. Under terms of the Trust's Custodial Agreement, the Funds earn credits on cash balances which are used to reduce custodian fees. For the year ended December 31, 2000, these credits totaled $3,911, $4,831 and $1,695 for Masters' Select Equity Fund, Masters' Select International Fund and Masters' Select Value Fund, respectively.

NOTE 3 - MANAGEMENT FEES AND TRANSACTIONS WITH AFFILIATES

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the "Agreement") with Litman/Gregory Fund Advisors, LLC (the "Advisor"). Under the terms of the Agreement, the Funds pay a fee to the Advisor equal to 1.10% of the average daily net assets of each Fund. For the year ended December 31, 2000, the Advisor contractually

56 The Masters' Select Funds

MASTERS' SELECT FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS - (Continued)

agreed to waive 0.02% of its fee applicable to the Masters' Select Equity Fund, 0.155% of its fee applicable to the Masters' Select International Fund, and 0.02% of its fee applicable to the Masters' Select Value Fund. Additionally, the Advisor voluntarily waived an additional 0.015% effective October 1, 2000, of its fee applicable to the Masters' Select International Fund. Additionally, the Advisor voluntarily agreed to cap expenses at 1.70% for the Masters' Select Value Fund. The Advisor has contractually agreed to continue the 0.02%, 0.17% and 0.02% waiver through December 31, 2001 for the Masters' Select Equity Fund, the Masters' Select International Fund and the Masters' Select Value Fund, respectively. While under certain circumstances the Advisor has the right to seek recoupment of expenses they have reimbursed to the Fund, the Advisor has agreed not to seek recoupment of the management fees waived for the Funds.

The Trust, on behalf of the Funds, has also entered into an Administration Agreement with Investment Company Administration, L.L.C. (the "Administrator"). Under its terms, the Funds pay monthly a fee based on the value of the total average net assets of the Trust at an annual rate of 0.100% of the first $100 million of such net assets, 0.050% of the next $150 million, 0.025% of the next $250 million and 0.0125% thereafter, subject to a minimum fee of $40,000 per Fund.

Affiliated entities of the Trust received net commissions on purchases and sales of the Funds' portfolio securities for the year ended December 31, 2000 of $48,672, $5,739 and $9,568 for the Masters' Select Equity Fund, International Fund and Value Fund, respectively.

Each unaffiliated Trustee is compensated by the Trust at the rate of $10,000 per year.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and the proceeds from securities sold, excluding short-term investments, for the year ended December 31, 2000 were as follows:
                          EQUITY FUND       INTERNATIONAL FUND    VALUE FUND
                          -----------       ------------------    ----------
Purchases                 $593,886,376         $429,202,654       $56,841,106
Sales                      573,624,049          365,893,891         6,761,476

At December 31, 2000, the aggregate unrealized appreciation and depreciation of securities, based on their cost for federal income tax purposes, was as follows:

                                  EQUITY FUND   INTERNATIONAL FUND   VALUE FUND
                                  -----------   ------------------   ----------
Total Tax Cost                    $424,956,474     $251,210,400      $55,068,325
                                  ============     ============      ===========
Gross Unrealized appreciation     $ 94,140,272     $ 40,999,411      $ 5,861,057
Gross Unrealized depreciation     (48,342,631)     (19,392,525)      (5,111,191)
                                  -----------      -----------       ----------
Net Unrealized appreciation       $ 45,797,641     $ 21,606,886      $ 749,866
                                  ============     ============      =========

                                                Notes to Financial Statements 57

MASTERS' SELECT FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS - (Continued)

At December 31, 2000, the Masters' Select Equity Fund and the Masters' Select International Fund had realized losses occurring after October 31, 2000, of approximately $3,430,000 and $3,640,000 respectively. For tax purposes, such losses will be reflected in the year ending December 31, 2001.

NOTE 5 - OFF-BALANCE-SHEET RISK

The Funds are parties to financial instruments with off-balance-sheet risk, primarily forward exchange contracts, in order to minimize the impact of adverse changes in the relationship between the U.S. dollar and various foreign currencies. These instruments involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks also arise from the possible inability of counter parties to meet the terms of their contracts, future adverse movement in currency values and contract positions that are not exact offsets. The contract amount indicates the extent of the Funds' involvement in such currencies.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed future date. Forward contracts are reported in the financial statements at the Funds' net equity as measured by the difference between the forward exchange rate at the reporting date and the forward exchange rate on the date the contract is entered into. At December 31, 2000, the Funds had the following forward contracts outstanding:

MASTERS' SELECT INTERNATIONAL FUND

                                 IN EXCHANGE       SETTLEMENT      UNREALIZED
CONTRACTS TO SELL                    FOR              DATE         GAIN (LOSS)
-----------------                    ---              ----         -----------
273,622 British Pound Sterling   U.S. $  402,416   01/02/2001       ($6,748)
990,432 British Pound Sterling         1,473,862   01/04/2001        (7,131)
                                      ----------   ----------       -------

NET UNREALIZED LOSS ON FORWARD CONTRACTS                            ($13,879)
                                                                    ========

MASTERS' SELECT VALUE FUND
                                 IN EXCHANGE       SETTLEMENT      UNREALIZED
CONTRACTS TO SELL                    FOR              DATE         GAIN (LOSS)
-----------------                    ---              ----         -----------
517,563 Euro Dollar              U.S. $  462,287   02/26/2001      ($24,931)
                                      ----------   ----------       -------
NET UNREALIZED LOSS ON FORWARD CONTRACTS                           ($24,931)
                                                                   ========

58 The Masters' Select Funds

MASTERS' SELECT FUNDS TRUST
NOTES TO FINANCIAL STATEMENTS - (Continued)

NOTE 6 - LINE OF CREDIT

The Trust has an unsecured $15,000,000 line of credit with its custodian. Borrowings under this arrangement bear interest at the federal funds rate plus 0.50% per annum. At December 31, 2000, the Trust had no outstanding borrowings. As compensation for holding available the lending commitment, the Trust pays a 0.08% per annum fee on the unused portion of the commitment which is allocated among the Funds based on their relative net assets. The fee is payable quarterly in arrears.

                                                Notes to Financial Statements 59

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Masters' Select Funds Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Masters' Select Equity Fund, Masters' Select International Fund and Masters' Select Value Fund, each a series of Masters' Select Funds Trust, at December 31, 2000, the results of each of their operations for the year then ended, the changes in Masters' Select Equity Fund's and Masters' Select International Fund's net assets and financial highlights for each of the two years in the period then ended, and the changes in Masters' Select Value Fund's net assets and financial highlights for the period from June 30, 2000 (commencement of operations) through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management, our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require the we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights presented of the Masters' Select Equity Fund and the Masters' Select International Fund for the periods prior to January 1, 1999 were audited by other independent accountants whose report dated February 12, 1999 expressed an unqualified opinion on those statements.


PricewaterhouseCoopers LLP New
York, New York February 9, 2001

60 The Masters' Select Funds

ADVISOR:

              Litman/Gregory Fund Advisors, LLC 4
              Orinda Way, Suite 230-D
              Orinda, CA 94563

DISTRIBUTOR:

              First Fund Distributors, Inc.
              4455 E. Camelback Rd., Suite 261E
              Phoenix, AZ 85018

TRANSFER AGENT:

              NFDS
              P.O. Box 219922
              Kansas City, MO 64121-9922
              1-800-960-0188
              For Overnight Delivery:
              Masters' Select Funds C/O
              NFDS
              330 W. 9th Street Kansas
              City, MO 64105

INVESTMENT PROFESSIONALS:

              Registered Investment Advisors, broker/dealers, and other investment professionals may contact Fund Services at 1-925-253-5213.

PROSPECTUS:

              To request a prospectus, statement of additional information, or an IRA application, call 1-800-656-8864, 24 hours a day, seven days a week.

SHAREHOLDER INQUIRIES:

              To request action on your existing account, contact the Transfer agent, NFDS, at 1-800-960-0188, from 9:00 a.m. to 6:00 p.m.
              eastern time, Monday through Friday.

24-HOUR AUTOMATED INFORMATION:

              For access to automated reporting of daily prices, account balances and transaction activity, call 1-800-960-0188, 24 hours a day, seven days a week. Please have your Fund number (see below) and account number ready in order to access your account information.

FUND INFORMATION:

                  FUND            SYMBOL            CUSIP         FUND NUMBER
                  ----            ------            -----         -----------
              Equity Fund          MSEFX          576417109          305
              International Fund   MSILX          576417208          306
              Value Fund           MSVFX          576417406          307

WEBSITE:

              www.mastersselectfunds.com